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                                                                    EXHIBIT 10.3

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                               SECURITY AGREEMENT

                                      among


                      CONSOLIDATED CONTAINER HOLDINGS LLC,

                       CONSOLIDATED CONTAINER COMPANY LLC,


                              VARIOUS SUBSIDIARIES,


                                       and


                              BANKERS TRUST COMPANY

                               as Collateral Agent


                            Dated as of July 1, 1999

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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----


ARTICLE I

         SECURITY INTERESTS....................................................2
         1.1      Grant of Security Interests..................................2
         1.2      Power of Attorney............................................2

ARTICLE II

         GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS.....................2
         2.1      Necessary Filings............................................2
         2.2      No Liens.....................................................3
         2.3      Other Financing Statements...................................3
         2.4      Chief Executive Office; Records..............................3
         2.5      Location of Inventory and Equipment..........................4
         2.6      Trade Names; Change of Name..................................4
         2.7      Recourse.....................................................5

ARTICLE III

         SPECIAL PROVISIONS CONCERNING
         RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS.............................5
         3.1      Additional Representations and Warranties....................5
         3.2      Maintenance of Records.......................................5
         3.3      Modification of Terms; etc...................................5
         3.4      Collection...................................................6
         3.5      Direction to Account Debtors; etc............................6
         3.6      Instruments..................................................6
         3.7      Further Actions..............................................6

ARTICLE IV

         SPECIAL PROVISIONS CONCERNING TRADEMARKS..............................7
         4.1      Additional Representations and Warranties....................7
         4.2      Licenses and Assignments.....................................7
         4.3      Infringements................................................7
         4.4      Preservation of Marks........................................7
         4.5      Maintenance of Registration..................................8
         4.6      Future Registered Marks......................................8
         4.7      Remedies.....................................................8


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ARTICLE V

         SPECIAL PROVISIONS CONCERNING
         TRADE SECRET RIGHTS, PATENTS AND COPYRIGHTS...........................9
         5.1      Additional Representations and Warranties....................9
         5.2      Licenses and Assignments.....................................9
         5.3      Infringements................................................9
         5.4      Maintenance of Patents or Copyrights.........................9
         5.5      Prosecution of Patent or Copyright Application...............9
         5.6      Other Patents and Copyrights................................10
         5.7      Remedies....................................................10

ARTICLE VI

         PROVISIONS CONCERNING ALL COLLATERAL.................................10
         6.1      Protection of Collateral Agent's Security...................10
         6.2      Further Actions.............................................11
         6.3      Financing Statements........................................11

ARTICLE VII

         REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT.........................11
         7.1      Remedies; Obtaining the Collateral Upon Default.............11
         7.2      Remedies; Disposition of the Collateral.....................13
         7.3      Waiver of Claims............................................13
         7.4      Application of Proceeds.....................................14
         7.5      Remedies Cumulative.........................................15
         7.6      Discontinuance of Proceedings...............................16

ARTICLE VIII

         INDEMNITY............................................................16
         8.1      Indemnity...................................................16
         8.2      Indemnity Obligations Secured by Collateral; Survival.......17

ARTICLE IX

         DEFINITIONS..........................................................17

ARTICLE X

         MISCELLANEOUS........................................................22
         10.1     Notices.....................................................22
         10.2     Waiver; Amendment...........................................23
         10.3     Obligations Absolute........................................24
         10.4     Successors and Assigns......................................24
         10.5     Headings Descriptive........................................24
         10.6     Severability................................................24
         10.7     Governing Law...............................................25


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         10.8     Assignors' Duties...........................................25
         10.9     Termination; Release........................................25
         10.10    Collateral Agent............................................26
         10.11    Counterparts................................................26
         10.12    Additional Assignors........................................26

ANNEX A    Schedule of Chief Executive Offices; Record Locations
ANNEX B    Schedule of Equipment and Inventory Locations
ANNEX C    Schedule of Trade and Fictitious Names
ANNEX D    Schedule of Marks
ANNEX E    Schedule of Patents and Patent Applications
ANNEX F    Schedule of Copyrights and Copyright Applications
ANNEX G    Assignment of Security Interest in United States Trademarks
ANNEX H    Assignment of Security Interest in United States Patents


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                               SECURITY AGREEMENT

            SECURITY AGREEMENT, dated as of July 1, 1999, among each of the undersigned (each, an "Assignor" and, together with any other entity that becomes a party hereto pursuant to Section 10.12 hereof, collectively, the "Assignors") and BANKERS TRUST COMPANY, as Collateral Agent (the "Collateral Agent") for the Secured Creditors (as defined below). Capitalized terms used herein shall have the meaning specified in Article IX herein or, if not defined therein, as specified in the Credit Agreement.

                              W I T N E S S E T H:

            WHEREAS, Consolidated Container Holdings LLC ("Holdings"), Consolidated Container Company LLC (the "Borrower"), the financial institutions from time to time party thereto (the "Banks"), Morgan Guaranty Trust Company of New York, as Documentation Agent, Donaldson, Lufkin & Jenrette Securities Corporation, as Syndication Agent and Bankers Trust Company, as Administrative Agent (the "Administrative Agent"), (the Administrative Agent, the Banks and the Collateral Agent, collectively, the "Bank Creditors") have entered into a Credit Agreement, dated as of July 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") providing for the making of Loans and the issuance or creation of, and participation in, Letters of Credit as contemplated therein;

            WHEREAS, the Borrower may from time to time be party to one or more Interest Rate Protection Agreements or Other Hedging Agreements with a Bank or an affiliate of a Bank (each such Bank or affiliate, even if the respective Bank subsequently ceases to be a Bank under the Credit Agreement for any reason, together with such Bank's or affiliate's successors and assigns, collectively, the "Interest Rate Creditors", and together with the Bank Creditors, the "Secured Creditors");

            WHEREAS, pursuant to the Guaranty contained in the Credit Agreement (the "Holdings Guaranty"), Holdings has guaranteed to the Secured Creditors the payment when due of all obligations and liabilities of the Borrower under or with respect to the Credit Documents and the Interest Rate Protection Agreements or Other Hedging Agreements which may hereinafter arise;

            WHEREAS, pursuant to the Subsidiary Guaranty dated as of even date herewith (as amended, modified or supplemented from time to time, the "Subsidiary Guaranty"), each Assignor (other than Holdings and the Borrower) has jointly and severally guaranteed to the Secured Creditors the payment when due of the Guaranteed Obligations (as and to the extent defined in the Subsidiary Guaranty);

            WHEREAS, it is a condition precedent to the making of Loans and the issuance and participation in, Letters of Credit under the Credit Agreement that each Assignor shall have executed and delivered to the Collateral Agent this Agreement; and

            WHEREAS, each Assignor desires to execute this Agreement to satisfy the condition described in the preceding paragraph;


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            NOW, THEREFORE, in consideration of the benefits accruing to each
Assignor, the receipt and sufficiency of which are hereby acknowledged, each Assignor hereby makes the following representations and warranties and hereby covenants and agrees as follows:

                                    ARTICLE I

                               SECURITY INTERESTS

            Grant of Security Interests. As security for the prompt and complete payment and performance when due of all of its Obligations, each Assignor does hereby grant to the Collateral Agent for the ratable benefit of the Secured Creditors, a continuing security interest in, all of the right, title and interest of such Assignor in, to and under all of the following, whether now existing or hereafter from time to time acquired: (i) each and every Receivable,
(ii) all Contracts, together with all Contract Rights arising thereunder, (iii) all Inventory, (iv) all Equipment, (v) all Marks, together with the registrations and right to all renewals thereof, and the goodwill of the business of such Assignor symbolized by the Marks, (vi) the Cash Collateral Account if established for such Assignor and all moneys securities and instruments deposited or required to be deposited in such Cash Collateral Account, (vii) all Patents and Copyrights and all reissues, renewals or extensions thereof, (viii) all computer programs of such Assignor and all intellectual property rights therein and all other proprietary information of such Assignor, including, but not limited to, Trade Secret Rights, (ix) all insurance policies, (x) all other Goods, General Intangibles, Chattel Paper, Documents and Instruments (other than the Pledged Securities), and (xi) all Proceeds and products of any and all of the foregoing (all of the above collectively, the "Collateral").

            1.1 Power of Attorney. Each Assignor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of a Noticed Event of Default (in the name of such Assignor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Assignor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable in the premises, which appointment as attorney is coupled with an interest.

                                   ARTICLE II

                GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

            Each Assignor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:

            2.1 Necessary Filings. All filings, registrations and recordings necessary or appropriate to create, preserve, protect and perfect the security interest granted by such Assignor to the Collateral Agent hereby in respect of all the Collateral have been accomplished or shall be accomplished within ten days of the Initial Borrowing Date (or, in the case of property acquired after the Initial Borrowing Date, within ten days after the acquisition thereof) and the security interest granted to the Collateral Agent pursuant to this Agreement in and to all the Collateral constitutes or will constitute, upon satisfaction of such filings, registrations and recordings, a


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perfected security interest therein superior and prior to the rights of all other Persons therein (other than any such rights pursuant to Permitted Liens) and subject to no other Liens (other than Permitted Liens) and is entitled to all the rights, priorities and benefits afforded by the Uniform Commercial Code or other relevant law as enacted in any relevant jurisdiction to perfected security interests.

            No Liens. Such Assignor is, and as to Collateral acquired by it from time to time after the date hereof such Assignor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Assignor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein (other than in connection with Permitted Liens) adverse to the Collateral Agent.

            2.2 Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements filed in respect of Permitted Liens or otherwise approved by the Collateral Agent) and so long as the Total Commitment has not been terminated or any Note remains unpaid or any Letter of Credit remains outstanding or any of the Obligations remain unpaid or any Interest Rate Protection Agreement remains in effect, such Assignor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Assignor or as otherwise permitted by the Credit Agreement.

            2.3 Chief Executive Office; Records. As of the date hereof, the chief executive office of such Assignor is located at the address or addresses indicated on Annex A hereto. Such Assignor will not move its chief executive office except to such new location as such Assignor may establish in accordance with the last sentence of this Section 2.4. The original records and books of account of such Assignor evidencing all Receivables and Contract Rights and Trade Secret Rights of such Assignor are, and will continue to be, kept at such chief executive office and/or one or more of the locations shown on Annex A, or at such new locations as such Assignor may establish in accordance with the last sentence of this Section 2.4. All Receivables and Contract Rights and Trade Secret Rights of such Assignor are, and will continue to be, maintained at, and controlled and directed (including, without limitation, for general accounting purposes) from, the office locations described above, or such new locations as such Assignor may establish in accordance with the last sentence of this Section
2.4. Such Assignor shall not establish new locations for such chief executive offices until (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice (or such lesser notice as shall be acceptable to the Collateral Agent) of its intention to do so, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, it shall have taken all action, reasonably satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

            2.4 Location of Inventory and Equipment. All Inventory and Equipment held on the date hereof by each Assignor is located at one of the locations shown on Annex B attached hereto, is in transit between such locations, or is in transit to customers. Each Assignor agrees


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that all Inventory and Equipment now held or subsequently acquired by it shall be kept at (or shall be in transport to or from) any one of the locations shown on Annex B hereto, such new location as such Assignor may establish in accordance with the last sentence of this Section 2.5 or such other locations to the extent such Assignor (and the Assignors taken as a whole) remain in compliance with this Section 2.5. Each Assignor may establish a new location for Inventory and Equipment only if (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new location and providing such other information in connection therewith as the Collateral Agent may reasonably request, and (ii) with respect to such new location, such Assignor shall have taken all action reasonably satisfactory to the Collateral Agent to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

            2.5 Trade Names; Change of Name. As of the date hereof, such Assignor does not have or operate in any jurisdiction under, or in the preceding 5 year period has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names (including, without limitation, any names of divisions or operations) except its legal name and such other trade, fictitious or other names as are listed on Annex C hereto. Such Assignor has only operated under each name set forth in Annex C in the jurisdiction or jurisdictions set forth opposite each such name on Annex C. Such Assignor shall not change its legal name or assume or operate in any jurisdiction under any trade, fictitious or other name except those names listed on Annex C hereto in the jurisdictions listed with respect to such names and new names (including, without limitation, any names of divisions or operations) and/or jurisdictions established in accordance with the last sentence of this Section 2.6. Such Assignor shall not assume or operate in any jurisdiction under any new trade, fictitious or other name or operate under any existing name in any additional jurisdiction until (i) it shall have given to the Collateral Agent not less than 15 days' prior written notice of its intention so to do, clearly describing such new name and/or jurisdiction and, in the case of a new name, the jurisdictions in which such new name shall be used and providing such other information in connection therewith as the Collateral Agent may reasonably request, (ii) with respect to such new name and/or new jurisdiction, it shall have taken all action, reasonably satisfactory to the Collateral Agent, to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect, (iii) at the request of the Collateral Agent, it shall have furnished an opinion of counsel reasonably acceptable to the Collateral Agent as to the continued perfection of the security interest granted hereby, which opinions shall be deemed acceptable to the Collateral Agent if substantially similar to the perfection opinions given in the legal opinions on the Initial Borrowing Date, and (iv) the Collateral Agent shall have received evidence that all other actions (including, without limitation, the payment of all filing fees and taxes, if any, payable in connection with such filings) have been taken, in order to perfect (and maintain the perfection and priority of) the first priority security interest granted hereby.

            2.6 Recourse. This Agreement is made with full recourse to such Assignor and pursuant to and upon all the warranties, representations, covenants, and agreements on the part of such Assignor contained herein, in the Interest Rate Protection Agreements and otherwise in writing in connection herewith or therewith.


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                                   ARTICLE III

                          SPECIAL PROVISIONS CONCERNING
                    RECEIVABLES; CONTRACT RIGHTS; INSTRUMENTS

            3.1 Additional Representations and Warranties. As of the time when each of its Receivables arises, each Assignor shall be deemed to have represented and warranted that such Receivable, and all material records, papers and documents relating thereto (if any) are genuine and in all material respects what they purport to be, and that all papers and documents (if any) relating thereto (i) will be the only original writings evidencing and embodying such obligation of the account debtor named therein (other than copies created for general accounting purposes) and (ii) will, to the knowledge of such Assignor, evidence true and valid obligations of the account debtor named therein.

            3.2 Maintenance of Records. Each Assignor will keep and maintain at its own cost and expense satisfactory and complete records of its Receivables and Contracts, and such Assignor will make the same available to the Collateral Agent for inspection, at such Assignor's own cost and expense, at any and all reasonable times upon reasonable prior notice (or at any time upon Noticed Event of Default) to such Assignor. If the Collateral Agent so directs, upon the occurrence and during the continuance of an Event of Default, such Assignor shall legend, in form and manner reasonably satisfactory to the Collateral Agent, the Receivables and Contracts, as well as books, records and documents of such Assignor evidencing or pertaining to such Receivables with an appropriate reference to the fact that such Receivables and Contracts have been assigned to the Collateral Agent and that the Collateral Agent has a security interest therein.

            3.3 Modification of Terms; etc. No Assignor shall rescind or cancel any indebtedness evidenced by any Receivable or under any Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any material dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or Contract, or interest therein, in any manner which could reasonably be expected to adversely affect the value thereof, without the prior written consent of the Collateral Agent, except (i) as permitted by Section 3.4 hereof and (ii) in accordance with such Assignor's reasonable business practices. Each Assignor will duly fulfill all obligations on its part to be fulfilled under or in connection with all material Receivables and Contracts and will do nothing to impair the rights of the Collateral Agent in the Receivables or Contracts.

            3.4 Collection. Each Assignor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Receivables or obligor under any Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Receivable or Contract, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable or under such Contract, except that, so long as no Event of Default is then in existence in respect of which the Collateral Agent has given notice that this exception is no longer applicable, any Assignor may allow in the ordinary course of business as adjustments to amounts owing under its Receivables and Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Assignor finds appropriate in accordance with sound business judgment and (ii) a refund or credit due as a result of returned or damaged merchandise or improperly


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performed services. The reasonable costs and expenses (including, without limitation, attorneys' fees) of collection, whether incurred by any Assignor or the Collateral Agent, shall be borne by such Assignor.

            3.5 Direction to Account Debtors; etc. Upon the occurrence and during the continuance of an Event of Default, and if the Collateral Agent so directs any Assignor, to the extent permitted by applicable law, such Assignor agrees (x) to cause all payments on account of the Receivables and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Receivables and/or under any Contracts to make payments with respect thereto as provided in preceding clause (x) and (z) that the Collateral Agent may enforce collection of any Receivables or Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as the Assignor. The Collateral Agent may apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account in the manner provided in Section 7.4 of this Agreement. The reasonable costs and expenses (including reasonable attorneys' fees) of collection, whether incurred by any Assignor or the Collateral Agent, shall be borne by such Assignor. The Collateral Agent shall deliver a copy of each notice referred to in the preceding clause (y) to the relevant Assignor; provided that, the failure of the Collateral Agent to so notify such Assignor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.5.

            3.6 Instruments. If any Assignor owns or acquires any Instrument, such Assignor will within 10 Business Days notify the Collateral Agent thereof, and upon request by the Collateral Agent promptly deliver such Instrument (other than checks payable to any Assignor and processed in the ordinary course of business) to the Collateral Agent appropriately endorsed to the order of the Collateral Agent as further security hereunder.

            3.7 Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to its Receivables, Contracts, Instruments and other property or rights covered by the security interest hereby granted, as the Collateral Agent may reasonably require to give effect to the purposes of this Agreement.

                                   ARTICLE IV

                    SPECIAL PROVISIONS CONCERNING TRADEMARKS

            4.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner of the Patent and Trademark Office registrations, and applications for registrations, of the Marks listed in Annex D, Part I attached hereto and that Annex D, Part I lists all the United States Patent and Trademark Office, or the equivalent office thereof in any foreign country, registrations and applications for registrations, of the Marks that such Assignor now owns or uses in connection with its business. Each Assignor represents and warrants that except with respect to those licensed marks set forth in Annex D, Part I, it owns, is licensed to use or otherwise has the right to use all material Marks that it uses. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any material Mark. Except as set


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forth on Annex D, Part II, each Assignor represents and warrants that it is the true and lawful owner of or otherwise has the right to use all U.S. trademark registrations and applications listed in Annex D, Part I hereto and that said registrations are valid, subsisting, have not been cancelled and that such Assignor is not aware of any third-party claim that any of said registrations or applications for registration with respect to a Mark is invalid or unenforceable or is not aware that there is any reason that any of said registrations or applications for registration with respect to a Mark is invalid or unenforceable. Each Assignor hereby grants to the Collateral Agent an absolute power of attorney to sign, upon the occurrence and during the continuance of a Noticed Event of Default, any document which may be required by the United States Patent and Trademark Office in order to effect an absolute assignment of all right, title and interest in each Mark owned by an Assignor, and record the same.

            4.2 Licenses and Assignments. Subject to the provisions of Sections
4.4 and 4.5, each Assignor hereby agrees not to divest itself of any right under a Mark other than in the ordinary course of business absent prior written approval of the Collateral Agent.

            4.3 Infringements. Each Assignor agrees, promptly upon learning thereof, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available with respect to, any party who may be infringing or otherwise violating in any material respect any of such Assignor's rights in and to any Mark material to the operation of its business, or with respect to any party claiming that such Assignor's use of any Mark material to the operation of its business violates in any material respect any property right of that party. Each Assignor further agrees, to prosecute diligently any Person infringing any Mark owned by such Assignor and material to the operation of the business in a manner consistent with its past practice and in accordance with reasonable business practices.

            4.4 Preservation of Marks. Each Assignor agrees to use or license the use of its Marks in interstate commerce during the time in which this Agreement is in effect, sufficiently to preserve such Marks as trademarks or service marks registered under the laws of the United States or the relevant foreign jurisdiction; provided, that no Assignor shall be obligated to preserve any Mark in the event such Assignor determines, in its reasonable business judgment, that the preservation of such Mark is no longer necessary in the conduct of its business.

            4.5 Maintenance of Registration. Each Assignor shall, at its own expense, diligently process all documents required to maintain trademark registrations, including but not limited to affidavits of use and applications for renewals of registration in the United States Patent and Trademark Office or equivalent governmental agency in any foreign jurisdiction for all of its Marks (excluding unregistered Marks), and shall pay all fees and disbursements in connection therewith, and shall not abandon any such filing of affidavit of use or any such application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent; provided, that no Assignor shall be obligated to maintain any Mark or prosecute any such application for registration in the event that such Assignor determines, in its reasonable business judgment, that such application is no longer necessary in the conduct of its business.

            4.6 Future Registered Marks. If any Mark registration issues hereafter to any Assignor as a result of any application now or hereafter pending before the United States Patent and Trademark Office or equivalent governmental agency in any foreign jurisdiction, within

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thirty (30) days of receipt of such registration such Assignor shall deliver a copy of such registration certificate, and a confirmatory grant of security in such Mark to the Collateral Agent hereunder, the form of such confirmatory grant to be substantially the same as the form hereof.

            4.7 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may, by written notice to the relevant Assignor, take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in and to each of the Marks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest, in the Collateral Agent for the benefit of the Secured Creditors pursuant to a trademark security agreement in form and substance satisfactory to the Collateral Agent, executed by such Assignor and filed, pursuant to which all of such Assignor's rights, title and interest in and to the Marks are assigned to the Collateral Agent for the benefit of the Secured Creditors; (ii) take and use or sell the Marks and the goodwill of such Assignor's business symbolized by the Marks and the right to carry on the business and use the assets of such Assignor in connection with which the Marks have been used; and (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from using the Marks in any manner whatsoever, directly or indirectly, and, if requested by the Collateral Agent, change such Assignor's corporate name to eliminate therefrom any use of any Mark and execute such other and further documents that the Collateral Agent may request to further confirm this and to transfer ownership of the Marks and registrations and any pending trademark application in the United States Patent and Trademark Office or any equivalent governmental agency or office in any foreign jurisdiction to the Collateral Agent.

                                    ARTICLE V

                          SPECIAL PROVISIONS CONCERNING
                   TRADE SECRET RIGHTS, PATENTS AND COPYRIGHTS

            5.1 Additional Representations and Warranties. Each Assignor represents and warrants that it is the true and lawful owner or licensee of all rights in (i) all Trade Secret Rights, (ii) the Patents of such Assignor listed in Annex E attached hereto and that said Patents constitute all the patents and applications for patents that such Assignor now owns and (iii) the Copyrights of such Assignor listed in Annex F attached hereto and that said Copyrights constitute all the registered copyrights and applications for copyright registrations that such Assignor now owns. Each Assignor further warrants that it is aware of no third party claim that any aspect of such Assignor's present or contemplated business operations infringes or will infringe any material patent or any material copyright or that such Assignor has misappropriated any material Trade Secret Rights.

            5.2 Licenses and Assignments. Subject to the provisions of Sections
5.4 and 5.5, each Assignor hereby agrees not to divest itself of any right under a Patent or Copyright other than in the ordinary course of business absent prior written approval of the Collateral Agent.

            5.3 Infringements. Each Assignor agrees, promptly upon learning thereof, to furnish the Collateral Agent in writing with all pertinent information available to such Assignor with respect to any infringement or other violation of such Assignor's rights in any Patent or Copyright, in each case material to its business, or with respect to any claim that the practice of any Patent or the use of any Copyright, in each case material to its business, violates in any material respect any property right of a third party or with respect to any misappropriation of any Trade Secret Right material to its business or any claim that the practice of any Trade Secret Right material to its business violates any property right of a third party. To the extent consistent with its past practice and in accordance with reasonable business practices, each Assignor further agrees, to prosecute diligently any Person infringing any Patent or Copyright owned by such Assignor or any Person misappropriating any Trade Secret Right in each case if such patent, copyright or Trade Secret Right is material to its business.

            5.4 Maintenance of Patents or Copyrights. At its own expense, each Assignor shall make timely payment of all post-issuance fees required to maintain in force rights under each of its Patents and Copyrights; provided, that no Assignor shall be obligated to maintain any Patent in the event such Assignor determines, in its reasonable business judgment, that the maintenance of such Patent is no longer necessary in the conduct of its business.

            5.5 Prosecution of Patent or Copyright Application. At its own expense, each Assignor shall diligently prosecute all applications for (i) Patents of such Assignor listed on Annex E hereto and (ii) Copyrights listed on Annex F hereto, and, in each case, shall not abandon any such application prior to exhaustion of all administrative and judicial remedies, absent written consent of the Collateral Agent, provided that no Assignor shall be obligated to maintain any Patent or Copyright in the event such Assignor reasonably determines it is no longer necessary in the conduct of its business.

            5.6 Other Patents and Copyrights. Within thirty (30) days of the acquisition or issuance of a Patent or Copyright registration, or of filing of an application for a Patent or Copyright registration, the relevant Assignor shall deliver to the Collateral Agent a copy of said Patent or Copyright registration, as the case may be, with a confirmatory grant of security as to such Patent or Copyright, as the case may be hereunder, the form of such confirmatory grant to be substantially the same as the form hereof; provided, that no Assignor shall be obligated to prosecute any application in the event such Assignor determines, in its reasonable business judgment, that such application is no longer necessary in the conduct of its business.

            5.7 Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may by written notice to the relevant Assignor take any or all of the following actions: (i) declare the entire right, title and interest of such Assignor in each of the Patents and Copyrights vested, in which event such right, title and interest shall immediately vest in the Collateral Agent for the benefit of the Secured Creditors, pursuant to a patent security agreement or copyright security agreement, as the case may be, in form and substance satisfactory to the Collateral Agent, executed by such Assignor and filed on the date hereof, pursuant to which all of such Assignor's right, title, and interest to such Patents and Copyrights are assigned to the Collateral Agent for the benefit of the Secured Creditors; (ii) take and practice, use or sell the Patents and Copyrights; (iii) direct such Assignor to refrain, in which event such Assignor shall refrain, from practicing the Patents and using the Copyrights directly or indirectly, and such Assignor shall execute such other and further documents as the Collateral Agent may request further to confirm this and to transfer ownership of the Patents and Copyrights to the Collateral Agent for the benefit of the Secured Creditors.

                                   ARTICLE VI

                      PROVISIONS CONCERNING ALL COLLATERAL

            6.1 Protection of Collateral Agent's Security. Each Assignor will at all times keep its Inventory and Equipment insured in favor of the Collateral Agent, at its own expense, to the extent required by the Credit Agreement; copies of all policies or certificates with respect to such insurance (i) shall be endorsed to the Collateral Agent's reasonable satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as additional insured or additional loss payee) and (ii) shall state that such insurance policies shall not be cancelled or materially revised without at least 30 days' (or at least 10 days' in the case of nonpayment of premium) prior written notice thereof by the insurer to the Collateral Agent. If any Assignor shall fail to insure such Inventory or Equipment to the extent required by the Credit Agreement, or if any Assignor shall fail to so endorse copies of all policies or certificates with respect thereto, the Collateral Agent shall have the right (but shall be under no obligation), upon prior written notice to such Assignor, to procure such insurance and such Assignor agrees to reimburse the Collateral Agent for all reasonable costs and expenses of procuring such insurance. Except as otherwise provided in the Credit Agreement, the Collateral Agent shall apply any proceeds of such insurance required after an Event of Default in accordance with Section 7.4 (it being understood that so long as no Event of Default has occurred and is continuing, the Collateral Agent will release any interest it has in the proceeds of any casualty insurance to the Assignors for the repair or replacement of the asset damaged). Each Assignor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Assignor to pay its Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Assignor.

            6.2 Further Actions. Each Assignor will, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such lists, descriptions and designations of its Collateral, warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Collateral and other property or rights covered by the security interest hereby granted, which the Collateral Agent deems reasonably appropriate or advisable to perfect, preserve or protect its security interest in the Collateral.

            6.3 Financing Statements. Each Assignor agrees to execute and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the reasonable opinion of the Collateral Agent to establish and maintain a valid, enforceable, first priority perfected security interest in the Collateral (subject to the Permitted Liens) as provided herein and the other rights and security contemplated hereby all in accordance with the Uniform Commercial Code as enacted in any and all relevant jurisdictions or any other relevant law. Each Assignor will pay any applicable filing fees, recordation taxes and related expenses. Each Assignor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Assignor where permitted by law.

                                   ARTICLE VII

                  REMEDIES UPON OCCURRENCE OF EVENT OF DEFAULT

            7.1 Remedies; Obtaining the Collateral Upon Default. Each Assignor agrees that, if a Noticed Event of Default shall have occurred and be continuing, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the Uniform Commercial Code in all relevant jurisdictions and may:

            (i) personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Assignor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Assignor's premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Assignor;

            (ii) instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Receivables and the Contracts) constituting the Collateral to make any payment required by the terms of such instrument or agreement directly to the Collateral Agent;

            (iii) withdraw all moneys, securities and other instruments in the Cash Collateral Account for application to the Obligations in accordance with Section 7.4 hereof;

            (iv) sell, assign or otherwise liquidate, or direct such Assignor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof in accordance with Section 7.2 hereof, and take possession of the proceeds of any such sale or liquidation;

            (v) take possession of the Collateral or any part thereof, by directing such Assignor in writing to deliver the same to the Collateral Agent at any place or places reasonably designated by the Collateral Agent, in which event such Assignor shall at its own expense:

                  (A) forthwith cause the same to be moved to the place or
            places so designated by the Collateral Agent and there delivered to the Collateral Agent,

                  (B) store and keep any Collateral so delivered to the
            Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 7.2, and

                  (C) while the Collateral shall be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition; and

            (vi) license or sublicense whether on an exclusive or nonexclusive basis, any Marks, Patents or Copyrights included in the Collateral for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine;

it being understood that such Assignor's obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Assignor of said obligation. The Secured Creditors agree that this Agreement may be enforced only by the action of the Administrative Agent or the Collateral Agent, in each case acting upon the instructions of the Required Banks (or, after the date on which all Credit Document Obligations have been paid in full, the holders of at least the majority of the outstanding Interest Rate Protection or Other Hedging Obligations, to the extent same remain outstanding) and that no other Secured Creditor shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Administrative Agent or the Collateral Agent or the holders of at least a majority of the outstanding Interest Rate Protection or Other Hedging Obligations, as the case maybe, for the benefit of the Secured Creditors upon the terms of this Agreement.

            7.2 Remedies; Disposition of the Collateral. Upon the occurrence and continuance of a Noticed Event of Default, any Collateral repossessed by the Collateral Agent under or pursuant to Section 7.1 and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of the Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair which the Collateral Agent shall determine to be commercially reasonable. Any such disposition which shall be a private sale or other private proceedings permitted by such requirements shall be made upon not less than ten (10) days' written notice to the relevant Assignor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the ten (10) days after the giving of such notice, to the right of the relevant Assignor or any nominee of such Assignor to acquire the Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified. Any such disposition which shall be a public sale permitted by such requirements shall be made upon not less than ten (10) days' written notice to the relevant Assignor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Collateral Agent's option, be subject to reserve), after publication of notice of such auction not less than 10 days prior thereto in two newspapers in general circulation in the City of New York. To the extent permitted by any such requirement of law, the Collateral Agent on behalf of the Secured Creditors (or certain of them) may bid for and become the purchaser (by bidding in the Obligations or otherwise) of the Collateral or any item thereof, offered for sale in accordance with this Section without accountability to the relevant Assignor (except to the extent of surplus money received as provided in Section 7.4). If, under mandatory requirements of applicable law, the Collateral Agent shall be required to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Assignor as hereinabove specified, the Collateral Agent need give such Assignor only such notice of disposition as shall be reasonably practicable in view of such mandatory requirements of applicable law.

            7.3 Waiver of Claims. Except as otherwise provided in this Agreement, EACH ASSIGNOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT'S TAKING POSSESSION OR THE COLLATERAL AGENT'S DISPOSITION OF

ANY OF THE COLLATERAL, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH SUCH ASSIGNOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and such Assignor hereby further waives, to the extent permitted by law:

            (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Collateral Agent's gross negligence or wilful misconduct;

            (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent's rights hereunder; and

            (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Assignor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral hereunder shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Assignor therein and thereto, and shall be a perpetual bar both at law and in equity against such Assignor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Assignor.

            7.4 Application of Proceeds. (a) All moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement or the Mortgages require proceeds of collateral thereunder to be applied in accordance with the provisions of this Agreement, the Pledgee or Mortgagee thereunder) upon any sale or other disposition of the Collateral hereunder, together with all other moneys received by the Collateral Agent hereunder, shall be applied as follows:

            (i) first, to the payment of all Obligations owing to the Collateral Agent or Pledgee resulting from their acting as Collateral Agent or Pledgee, respectively;

            (ii) second, to the extent proceeds remain after the application pursuant to preceding clause (i), an amount equal to the outstanding Obligations to the Secured Creditors shall be paid to the Secured Creditors as provided in Section 7.4(d) with each Secured Creditor receiving an amount equal to its outstanding Obligations or, if the proceeds are insufficient to pay in full all such Obligations, its Pro Rata Share of the amount remaining to be distributed to be applied, with respect to the Credit Document Obligations, firstly to the payment of interest in respect of the unpaid principal amount of Loans outstanding, secondly to the payment of principal of Loans outstanding, then to the other Credit Document Obligations; and

            (iii) third, to the extent proceeds remain after the application pursuant to the preceding clauses (i) and (ii) to the relevant Assignor or, to the extent directed by such

      Assignor or a court of competent jurisdiction, to whomever may be lawfully entitled to receive such surplus.

            (b) For purposes of this Agreement, "Pro Rata Share" shall mean, when calculating a Secured Creditor's portion of any distribution or amount, the amount (expressed as a percentage) equal to a fraction the numerator of which is the then outstanding amount of the relevant Obligations owed such Secured Creditor and the denominator of which is the then outstanding amount of all Obligations.

            (c) All payments required to be made to the (i) Bank Creditors hereunder shall be made to the Agent for the account of the respective Bank Creditors and (ii) Interest Rate Creditors hereunder shall be made to the paying agent under the applicable Interest Rate Protection Agreement or Other Hedging Agreement or, in the case of Interest Rate Protection Agreements or Other Hedging Agreements without a paying agent, directly to the applicable Other Creditor.

            (d) For purposes of applying payments received in accordance with this Section 7.4, the Collateral Agent shall be entitled to rely upon (i) the Administrative Agent for a determination (which the Administrative Agent agrees to provide upon request to the Collateral Agent) of the outstanding Credit Document Obligations and (ii) upon any Other Creditor for a determination (which each Other Creditor agrees to provide upon request to the Collateral Agent) of the outstanding Interest Rate Protection or Other Hedging Obligations owed to such Other Creditor. Unless it has actual knowledge (including by way of written notice from a Secured Creditor) to the contrary, the Administrative Agent under the Credit Agreement, in furnishing information pursuant to the preceding sentence, and the Collateral Agent, in acting hereunder, shall be entitled to assume that (x) no Credit Document Obligations other than principal, interest and regularly accruing fees are owing to any Bank Creditor and (y) no Interest Rate Protection Agreements or Interest Rate Protection or Other Hedging Obligations with respect thereto are in existence.

            (e) It is understood that each Assignor shall remain liable to the extent of any deficiency between (x) the amount of the Obligations for which it is liable directly or as a Guarantor that are satisfied with proceeds of the Collateral and (y) the aggregate outstanding amount of such Obligations.

            7.5 Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given under this Agreement, any Interest Rate Protection Agreement or Other Hedging Agreement or the other Credit Documents or now or hereafter existing at law or in equity, or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise of any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence therein. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover expenses, including attorneys' fees, and the amounts thereof shall be included in such judgment.

            7.6 Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Assignor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted (except to the extent of a determination adverse to the Collateral Agent in such a proceeding).

                                  ARTICLE VIII

                                    INDEMNITY

            8.1 Indemnity. (a) Each Assignor jointly and severally agrees to indemnify, reimburse and hold the Collateral Agent, each Secured Creditor and its and its affiliates' respective successors, permitted assigns, employees, agents and servants (hereinafter in this Section 8.1 referred to individually as "Indemnitee," and collectively as "Indemnitees") harmless from any and all liabilities, obligations, losses, damages, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including reasonable attorneys' fees and expenses) (for the purposes of this Section 8.1 the foregoing are collectively called "expenses") of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement, any Interest Rate Protection Agreement or Other Hedging Agreement, any other Credit Document or the documents executed in connection herewith and therewith or in any other way connected with the enforcement of any of the terms of, or the preservation of any rights hereunder or thereunder, or in any way relating to or arising out of the manufacture, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee), or property damage), or contract claim; provided that no Indemnitee shall be indemnified pursuant to this Section 8.1(a) for expenses, losses, damages or liabilities to the extent caused by the gross negligence or wilful misconduct of such Indemnitee. Each Assignor agrees that upon written notice by any Indemnitee of the assertion of such a liability, obligation, loss, damage, penalty, claim, demand, action, judgment or suit, such Assignor shall assume full responsibility for the defense thereof. Each Indemnitee agrees to use its reasonable efforts to promptly notify such Assignor of any such assertion of which such Indemnitee has knowledge.

            (b) Without limiting the application of Section 8.1(a), each Assignor agrees, jointly and severally, to pay, or reimburse the Collateral Agent for (if the Collateral Agent shall have incurred fees, costs or expenses because such Assignor shall have failed to comply with its obligations under this Agreement or any Credit Document), any and all reasonable fees, costs and expenses of whatever kind or nature incurred in connection with the creation, preservation or protection of the Collateral Agent's Liens on, and security interest in, the Collateral, including, without limitation, all fees and taxes in connection with the recording or filing of instruments and documents in public offices, payment or discharge of any taxes or Liens upon or in respect of the Collateral, premiums for insurance with respect to the Collateral and all other reasonable fees, costs and expenses in connection with protecting, maintaining or preserving the Collateral and the Collateral Agent's interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions, suits or proceedings arising out of or relating to the Collateral.

            (c) Without limiting the application of Section 8.1(a) or (b) hereof, each Assignor jointly and severally agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any material misrepresentation by an Assignor in this Agreement, or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement.

            (d) If and to the extent that the obligations of any Assignor under this Section 8.1 are unenforceable for any reason, each Assignor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

            8.2 Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Obligations secured by the Collateral. The indemnity obligations of each Assignor contained in this Article VIII shall continue in full force and effect notwithstanding the full payment of all the Notes issued under the Credit Agreement, the termination of all Interest Rate Protection Agreements or Other Hedging Agreements and the payment of all of the other Obligations and notwithstanding the discharge thereof.

                                   ARTICLE IX

                                   DEFINITIONS

            The following terms shall have the meanings herein specified unless the context otherwise requires. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

            "Administrative Agent" shall have the meaning provided in the first WHEREAS clause of this Agreement.

            "Agreement" shall mean this Security Agreement as the same may be modified, supplemented or amended from time to time in accordance with its terms.

            "Assignor" shall have the meaning specified in the first paragraph of this Agreement.

            "Banks" shall have the meaning provided in the first WHEREAS clause of this Agreement.

            "Bank Creditor" shall have the meaning provided in the first WHEREAS clause of this Agreement.

            "Borrower" shall have the meaning provided in the first WHEREAS clause of this Agreement.

            "Business Day" means any day excluding Saturday, Sunday and any day which shall be in the City of New York a legal holiday or a day on which banking institutions are authorized by law to close.

            "Cash Collateral Account" shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Creditors.

            "Chattel Paper" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Class" shall have the meaning provided in Section 10.2.

            "Collateral" shall have the meaning provided in Section 1.1(a).

            "Collateral Agent" shall have the meaning specified in the first paragraph of this Agreement.

            "Contract Rights" shall mean all rights of an Assignor (including, without limitation, all rights to payment) under each Contract.

            "Contracts" shall mean all contracts between an Assignor and one or more additional parties (including, without limitation, any Interest Rate Protection Agreement and related documents entered into in connection therewith) to the extent the grant by an Assignor of a security interest pursuant to this Agreement in its right, title and interest in any such contract is not prohibited by such contract without the consent of any other party thereto or would not give any other party to such contract the right to terminate its obligations thereunder; provided, that the foregoing limitation shall not affect, limit, restrict or impair the grant by an Assignor of a security interest pursuant to this Agreement in any account or any money or other amounts due or to become due under any such contract, agreement, instrument or indenture.

            "Copyrights" shall mean any United States or foreign copyright owned by any Assignor now or hereafter, including any registration of any copyrights, in the United States Copyright Office or the equivalent thereof in any foreign country, as well as any application for a United States or foreign copyright registration now or hereafter made with the United States Copyright Office or the equivalent thereof in any foreign jurisdiction by any Assignor.

            "Credit Agreement" shall have the meaning provided in the first WHEREAS clause of this Agreement.

            "Credit Document Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

            "Documents" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Equipment" shall mean any "equipment," as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures now or hereafter owned by such Assignor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto but excluding Equipment constituting vehicles and Equipment to the extent it is subject to a Permitted Lien and the terms of the Indebtedness securing such Permitted Liens prohibits assignment or granting of a security interest in such Assignor's rights and obligations thereunder.

            "Event of Default" shall mean any Event of Default under the Credit Agreement or any payment default, after any applicable grace period, under any Interest Rate Protection Agreement.

            "General Intangibles" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York but excluding these General Intangibles to the extent the terms thereof expressly prohibit the assignment of, or the granting of a security interest in, such Assignor's rights and obligations thereunder.

            "Goods" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Indemnitee" shall have the meaning provided in Section 8.1.

            "Instrument" shall have the meaning assigned that term under the Uniform Commercial Code as in effect on the date hereof in the State of New York.

            "Interest Rate Creditors" shall have the meaning provided in the preamble to this Agreement.

            "Interest Rate Protection or Other Hedging Obligations" shall have the meaning provided in the definition of "Obligations" in this Article IX.

            "Inventory" shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same; in all stages of production -- from raw materials through work-in-process to finished goods -- and all products and proceeds of whatever sort and wherever located and any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Assignor's customers, and shall specifically include all "inventory" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor.

            "Marks" shall mean all right, title and interest in and to any United States or foreign trademarks, service marks and trade names now held or hereafter acquired by any

Assignor, including any registration or application for registration of any trademarks and service marks now held or hereafter acquired by an Assignor, which are registered in the United States Patent and Trademark Office or the equivalent thereof in any State of the United States or in any foreign country, as well as any unregistered marks used by any Assignor, and any trade dress including logos, designs, company names, business names, fictitious business names and other business identifiers used by any Assignor in the United States or any foreign country.

            "Noticed Event of Default" shall mean (i) an Event of Default with respect to the Borrower under Section 9.05 of the Credit Agreement and (ii) any other Event of Default in respect of which the Collateral Agent has given the Borrower notice that such Event of Default constitutes a "Noticed Event of Default."

            "Obligations" shall mean (i) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, fees and interest thereon) of the Borrower and each Assignor owing to the Bank Creditors, now existing or hereafter incurred under, arising out of or in connection with any Credit Document and the due performance and compliance by the Borrower and each Assignor with the terms of each such Credit Document, including, without limitation, in the case of (x) Holdings, all obligations under the Holdings Guaranty and (y) each Subsidiary Guarantor, all obligations under the Subsidiary Guaranty (other than those in respect of Interest Rate Protection Agreements and Other Hedging Agreements) (all such obligations and indebtedness under this clause (i), except to the extent consisting of obligations or indebtedness with respect to Interest Rate Protection Agreements, being herein collectively called the "Credit Document Obligations"); (ii) the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and indebtedness (including, without limitation, indemnities, fees and interest thereon) of the Borrower and each Assignor owing to the Interest Rate Creditors now existing or hereafter incurred under, arising out of or in connection with any Interest Rate Protection Agreement or Other Hedging Agreement including, without limitation, in the case of (x) Holdings, all obligations under the Holdings Guaranty and (y) each Subsidiary Guarantor, all obligations under the Subsidiary Guaranty, in each case in respect of Interest Rate Protection Agreements or Other Hedging Agreements (all such obligations and indebtedness under this clause (ii) being herein collectively called the "Interest Rate Protection or Other Hedging Obligations"); (iii) any and all sums advanced by the Collateral Agent in order to preserve the Collateral or preserve its security interest in the Collateral;
(iv) in the event of any proceeding for the collection or enforcement of any indebtedness, obligations, or liabilities referred to in clauses (i), (ii) and
(iii) above, after an Event of Default shall have occurred and be continuing, the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by the Collateral Agent of its rights hereunder, together with reasonable attorneys' fees and court costs; and (v) all amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement under
Section 8.1 of this Agreement.

            "Patents" shall mean any United States or foreign patent to which any Assignor now or hereafter has title and any divisions or continuations thereof, as well as any application for a United States or foreign patent now or hereafter made by such Assignor.

            "Pledge Agreement" shall mean the Pledge Agreement, dated as of the date hereof, among the Borrower, the other pledgors party thereto and the Collateral Agent, as Pledgee.

            "Pledgee" shall have the meaning provided in the Pledge Agreement.

            "Proceeds" shall have the meaning assigned that term under the Uniform Commercial Code as in effect in the State of New York on the date hereof or under other relevant law and, in any event, shall include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or an Assignor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to an Assignor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any governmental authority (or any person acting under color of governmental authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

            "Pro Rata Share" shall have the meaning provided in Section 7.4(b) of this Agreement.

            "Receivables" shall mean any "account" as such term is defined in the Uniform Commercial Code as in effect on the date hereof in the State of New York, now or hereafter owned by any Assignor and, in any event, shall include, but shall not be limited to, all of such Assignor's rights to payment for goods sold or leased or services performed by such Assignor, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security, together with (a) all security pledged, assigned, hypothecated or granted to or held by such Assignor to secure the foregoing, (b) all of any Assignor's right, title and interest in and to any goods or services, the sale of which gave rise thereto, (c) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (d) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, (e) all books, records, ledger cards, and invoices relating thereto, (f) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers,
(g) all credit information, reports and memoranda relating thereto and (h) all other writings related in any way to the foregoing.

            "Requisite Creditors" shall have the meaning provided in Section
10.2 of this Agreement.

            "Secured Creditors" shall have the meaning provided in the second WHEREAS clause of this Agreement.

            "Interest Rate Protection Agreements" shall have the meaning provided in the second WHEREAS clause of this Agreement.

            "Trade Secret Rights" shall mean the rights of an Assignor in any Trade Secret it holds.

            "Trade Secrets" means any secretly held existing engineering and other data, information, production procedures and other know-how relating to the design, manufacture, assembly, installation, use, operation, marketing, sale and servicing of any products or business of an Assignor worldwide whether written or not written.

                                    ARTICLE X

                                  MISCELLANEOUS

            10.1 Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be deemed to have been duly given or made when delivered to the party to which such notice, request, demand or other communication is required or permitted to be given or made under this Agreement, addressed:

            (i) if to any Assignor, at its address contained in the Credit Agreement (for the Borrower) or the Subsidiary Guaranty (for the other Assignors);

            (ii) if to the Collateral Agent, at:

                 Bankers Trust Company
                 130 Liberty Street
                 New York, New York  10006
                 Attn.:  Patsy Hogan
                 Tel:  (212) 250-5175
                 Fax: (212) 250-7218

            (iii) if to any Bank, at such address as such Bank shall have specified in the Credit Agreement;

            (iv) if to any Other Creditor, at such address as such Other Creditor shall have specified in writing to the Assignors and the Collateral Agent;

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.

            10.2 Waiver; Amendment. (a) None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Collateral Agent (with the consent of the Required Banks or, to the extent required by Section 13.12 of the Credit Agreement, all of the Banks) and each Assignor affected thereby (it being understood that the addition or release of any Assignor hereunder shall not constitute a change, waiver, modification or variance affecting any Assignor other than the Borrower and the Assignor so added or released) provided that (i) no such change, waiver, modification or variance shall be made to Section 7.4 or this Section 10.2(a) without the consent of each Secured Creditor adversely affected thereby, and (ii) any change, waiver, modification or variance affecting the rights and benefits of a single Class of Secured Creditors (and not all Secured Creditors in a like or similar manner) shall require the written consent of the Requisite Creditors of such Class of Secured Creditors. For the purpose of this Agreement, the term "Class" shall mean each class of Secured Creditors, i.e., whether (x) the Bank Creditors as holders of the Credit Document Obligations or (y) the Interest Rate Creditors as holders of the Interest Rate Protection or Other Hedging Obligations. For the purpose of this Agreement, the term "Requisite Creditors" of any Class shall mean each of (x) with respect to the Credit Document Obligations, the Required Banks and (y) with respect to the Interest Rate Protection or Other Hedging Obligations, the holders of at least a majority of all obligations outstanding from time to time under the Interest Rate Protection Agreements and Other Hedging Agreements.

            (b) No delay on the part of the Collateral Agent in exercising any of its rights, remedies, powers and privileges hereunder or partial or single exercise thereof, shall constitute a waiver thereof. No notice to or demand on any Assignor shall constitute a waiver of any of the rights of the Collateral Agent to any other or further action without notice or demand to the extent such action is permitted to be taken by the Collateral Agent without notice or demand under the terms of this Agreement.

            10.3 Obligations Absolute. The obligations of each Assignor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, composition, arrangement, adjustment, readjustment, dissolution, liquidation or other like proceeding relating to any Assignor or any Subsidiary of any Assignor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Assignor shall have notice or knowledge of any of the foregoing; (b) any exercise or non-exercise, or any waiver, consent, extension, or indulgence of, or other action or inaction under or in respect of any such agreement or instrument or this Agreement (other than a waiver, consent or extension with respect to this Agreement in accordance with its terms) any right, remedy, power or privilege under or in respect of this Agreement or any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement except as specifically set forth in a waiver granted pursuant to the restrictions of Section 10.2 hereof; or (c) any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any other Credit Document or any Interest Rate Protection Agreement or Other Hedging Agreement or any security for any of the Obligations (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof; whether or not any Assignor shall have notice or knowledge of any of the foregoing; (d) any furnishing of any additional security to the Collateral Agent or its assignee or any acceptance thereof or any release of any security by the Collateral Agent or its assignee; (e) any limitation on any party's liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof.. The rights and remedies of the Collateral Agent herein provided are cumulative and not exclusive of any rights or remedies which the Collateral Agent would otherwise have.

            10.4 Successors and Assigns. This Agreement shall be binding upon each Assignor and its successors and assigns and shall inure to the benefit of the Collateral Agent and its successors and assigns. All agreements, statements, representations and warranties made by such Assignor herein or in any certificate or other instrument delivered by each Assignor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Creditors and shall survive the execution and delivery of this Agreement, the other Credit Documents and the Interest Rate Protection Agreements and Other Hedging Agreements regardless of any investigation made by the Secured Creditors on their behalf.

            10.5 Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

            10.6 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            10.7 Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of the State of New York.

            10.8 Assignors' Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Assignor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Assignor under or with respect to any Collateral.

            10.9 Termination; Release. (a) After the termination of the Total Commitment and all Interest Rate Protection Agreements and Other Hedging Agreements, when no Note or Letter of Credit is outstanding and when all Loans and other Obligations have been paid in full, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 8.1 hereof shall survive such termination), and the Collateral Agent, at the request and expense of the relevant Assignor, will execute and deliver to such Assignor a proper instrument or instruments (including Uniform Commercial Code termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Assignor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

            (b) So long as no payment default on any of the Obligations is in existence or would exist after the application of proceeds as provided below, the Collateral Agent shall, at the request of the relevant Assignor, release any or all of the Collateral, provided that (x) such release is permitted by the terms of the Credit Agreement (it being agreed for such purposes that a release will be deemed "permitted by the terms of the Credit Agreement" if the proposed transaction constitutes an exception to Section 8.02 of the Credit Agreement) or otherwise has been approved in writing by the Required Banks or all of the Banks, if so required under the Credit Agreement and (y) the proceeds of such Collateral are applied as required pursuant to the Credit Agreement or any consent or waiver with respect thereto.

            (c) At any time that the relevant Assignor desires that the Collateral Agent take any action to give effect to any release of Collateral pursuant to the foregoing Section 10.9(b), it shall deliver to the Collateral Agent a certificate signed by an authorized officer describing the Collateral to be sold and the relevant provision of Section 8.02 of the Credit Agreement on which it is relying to make such sale. In the event that any part of the Collateral is released as provided in the preceding paragraph (b), the Collateral Agent, at the request and expense of such Assignor, will duly release such Collateral and assign, transfer and deliver to such Assignor or its designee (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. The Collateral Agent shall have no liability whatsoever to any Secured Creditor as the result of any release of Collateral by it as permitted by this Section 10.9. Upon any release of Collateral pursuant to Section 10.9(a) or (b), none of the Secured Creditors shall have any continuing right or interest in such Collateral, or the proceeds thereof.

            10.10 Collateral Agent. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed by the parties hereto and each Secured Creditor, by accepting the benefits of this Agreement, acknowledges and agrees that the obligations of the Collateral Agent as the holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth in Section 11 of the Credit Agreement.

            10.11 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Collateral Agent.

            10.12 Additional Assignors. It is understood and agreed that any Subsidiary of the Borrower that is required to execute a counterpart of this Agreement after the date hereof pursuant to the Credit Agreement shall become an Assignor hereunder by executing a counterpart hereof and delivering the same to the Collateral Agent.

                                   *    *    *

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


ADDRESS:                               CONSOLIDATED CONTAINER HOLDINGS
                                       LLC
2515 McKinney Avenue
Suite 850, Lock Box 14                 By: /s/ Steven M. Silver
Dallas, Texas 75201                        -------------------------------
                                           Name: Steven M. Silver
Telephone No.: (214) 303-3400              Title: Vice President
Facsimile No.: (214) 303-3499
Attention: Timothy Brasher
                                       CONSOLIDATED CONTAINER COMPANY
2515 McKinney Avenue                   LLC
Suite 850, Lock Box 14
Dallas, Texas 75201                    By: /s/ Steven M. Silver
                                           -------------------------------
                                           Name: Steven M. Silver
                                           Title: Vice President


ADDRESS:                               REID PLASTICS GROUP LLC

2515 McKinney Avenue                   By: Consolidated Container Company
Suite 850, Lock Box 14                 LLC, as its Member and Manager
Dallas, Texas 75201
                                       By:  Consolidated Container Holdings
Telephone No.: (214) 303-3400          LLC, as its Member and Manager
Facsimile No.: (214) 303-3499
Attention: Timothy Brasher             By: /s/ Steven M. Silver
                                           -------------------------------
                                           Name: Steven M. Silver
                                           Title: Vice President

ADDRESS:                               CONSOLIDATED CONTAINER CAPITAL, INC.

2515 McKinney Avenue
Suite 850, Lock Box 14                 By: /s/ Steven M. Silver
Dallas, Texas 75201                        -------------------------------
                                           Name: Steven M. Silver
Telephone No.: (214) 303-3400              Title: Vice President
Facsimile No.: (214) 303-3499
Attention: Timothy Brasher


ADDRESS:                               PLASTIC CONTAINERS LLC

2515 McKinney Avenue                   By: Consolidated Container Company LLC
Suite 850, Lock Box 14
Dallas, Texas 75201                    By: Consolidated Container Holdings
                                       LLC, as its Sole Member and Manager
Telephone No.: (214) 303-3400
Facsimile No.: (214) 303-3499          By: /s/ Steven M. Silver
Attention: Timothy Brasher                 -------------------------------
                                           Name: Steven M. Silver
                                           Title: Vice President


ADDRESS:                               CONTINENTAL PLASTIC CONTAINERS LLC

2515 McKinney Avenue
Suite 850, Lock Box 14                 By: Plastic Container LLC, as its Sole
Dallas, Texas 75201                        Member and Manager

Telephone No.: (214) 303-3400          By: Consolidated Container Company LLC,
Facsimile No.: (214) 303-3499              as its Sole Member and Manager
Attention: Timothy Brasher
                                       By: Consolidated Container Holdings LLC,
                                           as its Sole Member and Manager

                                       By: /s/ Steven M. Silver
                                           -------------------------------
                                           Name: Steven M. Silver
                                           Title: Vice President

ADDRESS:                               CONTINENTAL CARIBBEAN CONTAINERS,
                                       INC.
2515 McKinney Avenue
Suite 850, Lock Box 14                 By: /s/ Steven M. Silver
Dallas, Texas 75201                        -------------------------------
                                           Name: Steven M. Silver
                                           Title: Steven M. Silver
Telephone No.: (214) 303-3400
Facsimile No.: (214) 303-3499
Attention: Timothy Brasher

Acknowledged And Agreed:
BANKERS TRUST COMPANY,
as Collateral Agent

By: /s/ Patricia Hogan
   ----------------------------------
    Name: Patricia Hogan
    Title: Principal

                                                                         ANNEX A
                                                                              TO
                                                              SECURITY AGREEMENT

                         LIST OF CHIEF EXECUTIVE OFFICES

Consolidated Container Holdings LLC
2515 Mc Kinney Avenue
Suite 850
Dallas, Texas 75201

Consolidated Container Company LLC
2515 Mc Kinney Avenue
Suite 850
Dallas, Texas 75201

Consolidated Container Capital, Inc.
2515 Mc Kinney Avenue
Suite 850
Dallas, Texas 75201

Reid Plastics Group LLC
2515 Mc Kinney Avenue
Suite 850
Dallas, Texas 75201

Plastic Containers LLC
2515 Mc Kinney Avenue
Suite 850
Dallas, Texas 75201

Continental Plastic Containers LLC
2515 Mc Kinney Avenue
Suite 850
Dallas, Texas 75201

Continental Carribean Containers, Inc.
2515 Mc Kinney Avenue
Suite 850
Dallas, Texas 75201

                                                                         ANNEX B
                                                                              TO
                                                              SECURITY AGREEMENT

                  SCHEDULE OF EQUIPMENT AND INVENTORY LOCATIONS

A. REID:

Alabama

         306 Industrial Park N, Demopolis (Marengo), Alabama 36732
         701 East Jackson Street, P.O. Drawer 1247, Demopolis (Marengo), Alabama 36732

Arizona

         4239 N. 39th Avenue, Phoenix (Maricopa), Arizona 85019
         4245 N. 39th Avenue, Phoenix (Maricopa), Arizona 85019

California

         75 W. Valpico Road, Tracy (San Joaquin), California 95376
         211 N. Willow Avenue, City of Industry/La Puente (Los Angeles), California 91746
         1201 E. Cerritos Avenue, Anaheim, California 92805
         7300 Bolsa Avenue, Westminster, California 92683
         5772 Jurupa Street, Ontario, California 91761
         1070 Samuelson Street, City of Industry (Los Angeles), California 91748 17851 E. Railroad Street, Industry, California 91748
         30020 Ahern Street, Union City, California 94587 (actual address is 2931 Faber Street, Union City, California 94587)
         21700 E. Copley Dr., Diamond Bar, California 91765

Connecticut

         731 Main Street Building B2, Monroe, Connecticut 06468

Florida

         4961 Distribution Drive, Tampa, Florida 33605

Illinois

         7122 W. 62nd Street, Chicago, Illinois 60638 (actual address is 6155 So. Harlem Avenue, Chicago, Illinois 60638)

New Jersey

         473 Mundet Place, Hillside, New Jersey 07205

New Mexico

         800 20th Street NW, Albuquerque (Bernalillo), New Mexico 87104

Pennsylvania

         1600-B Comet Drive, Lancaster, Pennsylvania 17601
         Avenue B., Buncher Industrial District, Leetsdale, Pennsylvania 15056-1309

Texas

         4525 Joseph Hardin Drive, Dallas, Texas  75236-1915
         27815-A Highway Blvd., Katy, Texas 77494

Washington

         6545 S. Glacier Place, Talkily, Washington 98188
         4525 Fruit Valley Road, Vancouver (Clark), Washington 98660 GATE Warehouse No. 14, Port of Vancouver, Washington 98660

Canada

         9200 Van Horn Way, Richmond, British Columbia, Canada V6X 1W3 1393 Border Street, Unit 8, Winnipeg, Manitoba, Canada R3H ON1 2679 Slough Street, Mississauga, Ontario L4T 1G2

Mexico

         Av. Guillermo Gonzalez Camarena, No. 17, Parque Industrial Cuamatla, Cuautitlan, Izealli, Estado de Mexico, C.P 54730

B. SUIZA:

Arkansas

         1234 North 7th Street, W. Memphis, Arkansas, 72303
         5111 Rogers Avenue, Fort Smith, Arkansas, 72903

California

         5000 Fulton Dr., Fairfield (Solano), California, 94585
         1217 E. St. Gertrude Pl., Santa Ana, (Orange), California, 92707 1216 Madera Way, P.O. Box 7843, Riverside, California, 92503

Connecticut

         3 Watrous Street, E. Hampton, Connecticut, 06424
         4 Market Circle, Windsor, Connecticut, 06095
         90 Pleasant Street, New Britain, Connecticut, 06051
         401 Merritt, Norwalk, Connecticut 06853
         433 Park Street, New Britain, CT
         731 Main Street, Building 2, Monroe, CT

Florida

         4330 20th Street, Zephyrhills, Florida, 33540
         4711 34th Street North, St. Petersburg, Florida, 33714
         5800 N.W. 74th Avenue, Miami, Florida, 33166
         5200 Region Court, Lakeland, Florida, 33815
         5225 Region Court, Lakeland, Florida, 33815

Georgia

         155 King Mill Road, McDounough, Georgia, 30253
         400 Indeco Dr., Suite A, Atlanta, Georgia, 30336

Illinois

         2355 Touhy Avenue, Elk Grove, Illinois, 60007
         2375 Touhy Avenue, Elk Grove, Illinois, 60007
         2425 Touhy Avenue, Elk Grove, Illinois, 60007
         2727 E. Higgins Rd., Elk Grove, Illinois, 60007
         1300 NW Avenue, W. Chicago, Illinois, 60185
         1400 NW Avenue, W. Chicago, Illinois, 60185
         1201 West Lincoln, P.O. Box 626, Caseyville, Illinois, 62232

Kansas

         2600 E 4th P.O. Box 429, Hutchinson, Kansas, 67504-0429
         11725 W. 85th Street, Lenexa, Kansas, 66214

Kentucky

         6300 Strawberry Lane, Louisville (Jefferson), Kentucky, 40214

Louisiana

         2410 Gordon Avenue, Monroe, Louisiana, 71202
         303 Frontage Road, I-55, Kentwood, Louisiana, 70444

Massachusetts

         1199 W. Central Street, Franklin, Massachusetts, 02038
         626 Lynn Way, Lynn, Massachusetts, 01905
         1 D'Angelo Drive, Marlborough, Massachusetts, 01752
         1201 W. Central Street, Franklin, Massachusetts, 02038

Maryland

         7100 E. Baltimore St., Baltimore, (Baltimore -Independent City), Maryland, 21224

Maine

         P.O. Box 576, (off Route 122), Poland Springs, Maine, 04274

Nebraska

         8420 West Dodge Road, Omaha, Nebraska 68114

New Hampshire

         New Hampshire Route 111, Hampstead (Rockingham), New Hampshire, 03841

New Jersey

         Rt. 130, Cumberland Blvd., Burlington, New Jersey, 08016
         26 Slater Drive, Elizabeth (Union), New Jersey, 07206
         4 Pleasant Hill Road, Cranbury (Middlesex), New Jersey, 08512 170 Circle Drive North, Piscataway, New Jersey 08854
         1402 Pleasant Hill, Monroe, NJ

New York

         18 Champeney Terrace, Rochester Monroe, New York, 14605
         504 3rd Ave. Extension, Rensselaer, New York, 12144
         14 Hall Street, Batavia, New York, 14020
         268 North Union Street, Rochester, New York 14605
         200 Public Marketing Building, Rochester, New York 14609

North Carolina

         2030 East Market Street, Greensboro, North Carolina, 27401

Ohio

         95 W. Cresentville Rd., Springdale, Ohio, 45246
         1917 Joyce Avenue, Columbus, Ohio, 43228
         4015 Executive Park Drive, #226, Cincinnati, Ohio 45241
         Mostelter & Kemper Roads, Cincinnati, Ohio 45241
         435 Roush Road, Lima, Ohio 45801

Pennsylvania

         405 Nestles Way, Breinigsville, Pennsylvania, 18031
         P.O. Box 147,     Kelton, Pennsylvania, 19346
         6831 Ruppsville Road, Allentown, Pennsylvania, 18106
         910 Seventh Avenue, Berwick (Columbia), Pennsylvania, 18603
         15 Mineral Street, Oil City (Venango), Pennsylvania, 16301
         15 Lightner Road, York, Pennsylvania, 17404
         601 Seldon Avenue, Verona, Pennsylvania, 15147
         Grove Street, South Croton Ave, P.O. Box 230, New Castle, Pennsylvania, 16103
         1600-B Cloister Drive, Lancaster, Pennsylvania, 17601
         Jennersville Industrial Building, Penn Township, Pennsylvania 15632

Texas

         3405 Roy Orr Blvd., Grand Prairie, Texas, 75050
         900 E Semond, P.O. Box 932, Conroe, Texas, 77305
         6831 Silsbee Road, Houston, Texas, 77033
         5651 Gateway Freeway, Ft. Worth, Texas, 76178
         4201 Hwy 75 S.,Sherman, Texas, 75090
         2515 Mc Kinney Avenue, Suite 850, Dallas, Texas, 75201
         7198 Mykawa Street, Houston, Texas 77033
         7300 Mykawa Street, Houston, Texas 77033
         654 East North Belt, Houston, Texas 77060
         2502 I-North, Woodlands, Texas 77380

Virginia

         1505 Robinwood Lane, P.O. Box 4754, Richmond, Virginia, 23220 8258 Richford Road, Mechanicville, Virginia

West Virginia

         2800 Congo Road, Newell, West Virginia, 26050

Puerto Rico

         Avenida Parque Central 1000, Parque Industrial Bairoa,Caguas, Puerto Rico, 00725

                                                                         ANNEX C
                                                                              TO
                                                              SECURITY AGREEMENT

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

1.    REID:

         Juice Tree
         Crystal Clear
         Fast Flow
         Propak California
         Propak California Company
         Stewart Walker Plastics
         Stewart Walker Company
         Reid Plastics

2.    Consolidated Container Company LLC:

      Quality Containers
      double r enterprises, a division of Franklin Plastics, Inc.
      California Plastics
      Contech Connecticut
      Contech New Hampshire                       New Jersey Plastics, Inc.
      Contech New Jersey                          North Carolina Plastics, Inc.
      Florence Plastics                           Richmond Container, Inc.
      Fort Worth Plastics                         Sherman Plastics, Inc.
      Texas State Plastics                        Vanguard Manufacturing, Inc.
      Gulf Coast Plastics
      Miami Plastics
      Monroe Plastics
      Hartford Plastics
      Kansas State Plastics
      Ocean Park Plastics
      West Central Plastics
      New York Plastics
      Double RR New Castle
      Double RR Verona
      Liquitane Batavia
      Liquitane Rochester
      Liquitane Berwick
      Ohio State Container
      Allentown Plastics
      Atlanta Container, Inc.
      Chester County Container Corporation
      First Capital Plastics, Inc.
      Franklin Plastics, Inc.
      Illinois Plastics, Inc.

      Kentwood Plastics, Inc.
      Maine Plastics, Inc.
      Marlborough Plastics, Inc.
      Middlesex Plastics, Inc.

                                                                         ANNEX D
                                                                              TO
                                                              SECURITY AGREEMENT

                                SCHEDULE OF MARKS

                             REID PLASTICS GROUP LLC
                              REGISTERED TRADEMARKS
                                    DOMESTIC

 DOCKET         REGISTERED         REGISTERED                      TITLE                             EXPIRES
    #               #                 DATE                         -----                             -------
 ------         ----------         ----------

135/58            943,092           09-19-72             VALVE AND DESIGN                           09-19-92

151/83          1,121,793           07-10-79             FAST FLOW                                  07-10-99

151/84          1,110,051           12-26-78             FF                                         12-26-98

153/157         1,148,958           03-24-81             AQUALITE                                   03-24-2001

153/158         1,228,506           02-22-83             CRADLE-KRATE                               02-22-2003

155/79          1,160,058           07-07-81             6-PAK                                      07-07-2001

155/80          1,160,057           07-07-81             SUPER SIX                                  07-07-2001

163/64          1,294,331           09-11-84             GO WITH THE FLOW                           09-11-2004

163/105         1,292,890           09-04-84             CRADLE-KLIP                                09-04-2004

163/106         1,336,692           05-21-85             SANI-SEAL

163/107         1,292,059           08-28-84             EZ-FAST FLOW

163/108         1,307,920           12-04-84             TRI-AIR

167/29          1,346,243           07-02-85             AQUATOTE                                   07-02-2005

167/030         1,336,693           05-21-85             TOP-CAP

175/134         1,579,954           01-30-90             VALVE (design only)                        01-30-2000

221/016         1,669,487           12-24-91             CRYSTAL CLEAR
                                                         (Assigned to Reid 6-13-95)

                  TM9,541           10-26-90             CRYSTAL AND DESIGN
                                                         (Registered in NJ)

                1,331,704            3-11-59             US "JUICE TREE" DESIGN                     Cancelled on
                                                         TRADEMARK                                  11/19/91

                            REID PLASTICS GROUP LLC
                              REGISTERED TRADEMARKS
                                     FOREIGN

                                                                         REGISTRATION          REGISTRATION        RENEWAL
DOCKET #        APPLICANT              COUNTRY        MARK                   NO.                   DATE              DATE
- --------        ---------              -------        ----                   ---                   ----              ----
153/157         Reid Plastics, Inc.    Canada         AQUALITE              392093               12-20-91          12-20-06

153/157         Reid Plastics, Inc.    Colombia       AQUALITE              206692               03-18-98          03-18-08

153/157         Reid Plastics, Inc.    Great          AQUALITE             A142805               11-29-91          07-19-07
                                       Britain

175/134         Reid Valve Co. Inc.    Indonesia      VALVE                 245631               02-01-89          02-01-99

175/134         Reid Valve Co., Inc.   Japan          VALVE                2391900               03-31-92          03-31-02

175/134         Reid Valve Co., Inc.   Malaysia       VALVE

175/134         Reid Valve Co., Inc.   Thailand       VALVE                 118001               08-10-88          10-06-97

175/134         Reid Valve Co., Inc.   Turkey         VALVE                 102518               08-26-88          08-26-07

175/134         Reid Valve Co., Inc.   Germany        VALVE                1125040               07-19-88          08-31-07

175/134-1       Reid Valve Co., Inc.   China P.R.     VALVE                 334392               12-29-88          12-29-98

175/134-1       Reid Valve Co., Inc.   Mexico         VALVE                 357542               12-29-88

175/134-1       Reid Valve Co., Inc.   Taiwan         VALVE                 398216               04-15-88          04-15-98

175/134-2       Reid Valve Co., Inc.   China P.R.     VALVE

175/134-2       Reid Valve Co., Inc.   Mexico         VALVE                 368628               10-20-89

175/134-3       Reid Valve Co., Inc.   Mexico         VALVE                 351826               01-25-89

175/134-4       Reid Valve Co., Inc.   Mexico         VALVE                 352254               09-08-88

175/134-5       Reid Valve Co., Inc.   Great          VALVE                1319867               11-16-90
                                       Britain

175/134-6       Reid Valve Co., Inc.   Singapore      VALVE                   1497               03-23-90          03-31-05

221/016         Reid Plastics, Inc.    Colombia       CRYSTAL
                                                      CLEAR

                                   JUICE TREE
                              REGISTERED TRADEMARKS

                             REGISTERED
REGISTERED #                    DATE            TRADEMARK              EXPIRES
- ------------                    ----            ---------              -------

PART II     Infringement of Intellectual Property

Dean Foods Company      On February 12, 1999, Dean Foods Company notified RPI of
                        an alleged trademark infringement caused by the manufacture of bottles for Shamrock Foods Company. It was the position of Dean Foods Company that Shamrock's use of bottles produced by RPI infringes and dilutes
                        Dean's trade identity rights and that RPI is contributing to Shamrock's violations of Dean's rights by manufacturing the bottles. The letter was a clarification that Dean's was not waiving any potential claims against RPI for the volition of Dean's trademark rights and that Dean's award of a new supply contract to RPI should not be interpreted as a waiver of Dean's rights to proceed against RPI as a contributory infringer. Shamrock has offered to indemnify RPI from damages in connection with Dean's claim. RPI has at this time in its possession an indemnity agreement executed by Shamrock Foods Company (Indemnity Agreement between
                        Shamrock Foods Company and RPI). Management is currently evaluating whether to execute this agreement.

                                                                         ANNEX E
                                                                              TO
                                                              SECURITY AGREEMENT

                   SCHEDULE OF PATENTS AND PATENT APPLICATIONS

                             REID PLASTICS GROUP LLC
                            PATENTS AND APPLICATIONS
                                     FOREIGN

                            PATENT #           ISSUE DATE
                               OR                   OR                                        FIRST
DOCKET#    COUNTRY          SERIAL #           FILING DATE            TITLE                  INVENTOR                 EXPIRES
- -------    -------          --------           -----------            -----                  --------                 -------
181/273  Canada                63522             06-20-89      Design for a Bottle       Carl D. Frahm                06-20-99

195/224  Mexico                 7346             10-27-94      Bottle with Handle        Joseph B. Rokus et           08-20-08
                                                                                         al.

203/035  Mexico                 7347             10-27-94      Bottle with Handle        Joseph B. Rokus              08-20-08

203/036  Canada                75765             02-23-95      Bottle with Handle        Joseph B. Rokus              02-23-05

203/036  Canada                75766             02-23-95      Bottle with Handle        Joseph B. Rokus              02-23-05

203/036  Mexico                 7345             10-27-94      Bottle with Handle        Joseph B. Rokus              08-20-08

204/097  Canada              2153696             08-14-94      Bottle Valve              Bernard Strong
                                                               Assembly
                                                               With Security Seal

204/097  China P.R.       94191161.6             04-03-97      Bottle Valve              Bernard Strong               11-14-14
                                                               Assembly
                                                               With Security Seal

204/097  Mexico               952346             05-25-95      Bottle Valve              Bernard Strong
                                                               Assembly
                                                               With Security Seal

205/281  Canada                75966             03-16-95      Bottle                    Phyllis A. Rokus             03-16-05

205/281  Mexico                 8222             04-25-96      Bottle                    Phyllis A. Rokus             10-11-09

216/273  Canada                81115             06-27-97      Bottle                    Joseph B. Rokus              06-27-07

216/273  Mexico                 9048             10-09-97      Bottle                    Joseph B. Rokus              04-19-11

221/094  Canada                83537             04-03-98      Bottle                    Joseph B. Rokus              04-03-08

221/094  Mexico               970322             03-25-97      Bottle                    Joseph B. Rokus

                             REID PLASTICS GROUP LLC
                                 ISSUED PATENTS

                    PATENT       ISSUE
                      OR           OR
 DOCKET             SERIAL       FILING                                                          FIRST
    #                  #          DATE                      TITLE                               INVENTOR               EXPIRES
 ------             ------       ------                     -----                               --------               -------
135/051           3,802,595     04-09-74     Bottled Water Cradle Case Construction         Carl E. Frahm              Expired
                                                                                            Shirley E. Frahm           04-09-91

142/203           D-238,754     02-10-76     Design for Water Bottle of 5-Gallon            Carl E. Frahm              Expired
                                             Capacity for Use in Water Dispenser                                       02-10-90

145/162           4,015,741     04-05-77     Collapsible Carrying Case                      Carl E. Frahm              04-05-94

145/255           3,974,863     08-17-76     Valved Water Container W/seal (Olla)           Carl E. Frahm et al.       08-17-93

145/256           3,966,093     06-29-76     Valved Water Container W/seal (Olla)           Carl E. Frahm et al.       06-29-93

146/131            D-243928     04-05-77     Design for Water Bottle of 5-gallon            Carl E. Frahm et al.       04-05-91
                                             Capacity for Use in Water Dispenser

146/133           D-241,841     10-12-76     Design for Valve for Use in                    Carl E. Frahm              Expired
                                             Water Dispensers                               Shirley E. Frahm           10-12-90

146/134           4,015,632     04-05-77     Valve Construction                             Carl E. Frahm et al.       04-05-94

148/188           4,029,209     06-14-77     Stackable Carrying Case                        Carl E. Frahm et al.       06-14-94

150/208           4,074,986     02-21-78     Valved Water Container W/seal (Olla)           Carl E. Frahm              02-21-94

151/085           4,181,243     01-01-80     Device for Filtering Beverages                 Carl E. Frahm et al.       01-01-97

151/103           4,143,784     03-13-79     Water Bottle & its Storage Case                Carl E. Frahm et al.       03-13-96
                                             (Old#1) (Change to #8 (D-326,608)

156/003            D-262521     01-05-82     (Design) Water Bottle or Similar Article       Carl E. Frahm et al.       01-05-96

157/297            D-262522     01-05-82     (Design) Water Bottle or Similar Article       Carl E. Frahm              01-05-96

159/225           4,416,383     11-22-83     Closure and Sealing Device Machine             Carl E. Frahm              11-22-2000

166/128            D-286219     10-14-86     (Design) Bottle Case                           Carl E. Frahm et al.       10-14-2000

171/284            D-296420     06-28-88     (Design) New, Original & Ornamental            Carl E. Frahm et al.       06-28-2002
                                             Design for a Bottle 2.5 Gallon

171/285           4,693,400     09-15-87     Extendable Nestable Dispensing Apparatus       Carl E. Frahm et al.       09-15-2004

173/008           D-299,697     02-07-89     (Design) New, Original & Ornamental            Carl E. Frahm              02-07-2003
                                             Design for a Bottle

179/261           5,002,199     03-26-91     Stackable Bottle (6 Gallon)                    Carl E. Frahm et al.       03-06-2008

181/273            D-311329     10-16-90     (Design) 6-gallon Octagonal Bottle             Carl E. Frahm              10-16-2004

183/061           D-326,051     05-12-92     (Design) for a Bottle (#5)                     Carl E. Frahm              05-12-2006

                    PATENT       ISSUE
                      OR           OR
 DOCKET             SERIAL       FILING                                                           FIRST
    #                  #          DATE                    TITLE                                  INVENTOR                EXPIRES
 ------             ------       ------                   -----                                  --------                -------
183/062           D-326,608     06-02-92     (Design) for a Bottle (#8)                     Carl E. Frahm              05-12-2006

191/296           D-304,999     12-12-89     Design for a Bottle Case                       Richard L. Platte, Sr.     12-12-2003

195/224           D-339,067     09-07-93     (Design) 5-gallon Bottle                       B. Joseph Rokus et al.     09-07-2007
                                             w/Handle (Mex.&U.S.)

203/035               D-        02-14-95     Two Gallon Bottle                              B. Joseph Rokus            02-14-2009
                   355,367*                  w/Handle (Mex/U.S.) Squat

203/036               D-        08-08-95     Three Gallon Bottle                            B. Joseph Rokus            08-08-2009
                   361,039*                  w/Handle (Mex/U.S.)
                                             Tall, Skinny (Same Diameter
                                             as 5 Gallon)

205/281           D-361,720     03-16-95     Two Gallon Aqua Vend Bottle                    Phyllis A. Rokus           10-11-2009
                                04-25-96     Canada                                         &                          10-11-2009
                                08-29-95     Mexico                                         Richard Rendon             10-11-2009
                                             U.S.

                  5,133,469     07-28-92     Stackable Bottle                               Ron Mehta

216/273           D-374,824     10-22-96     2.5 Gallon Dispenser Pak Bottle                B. Joseph Rokus et al.     10-22-2010

217/183           5,762,317     6-09-98      Child Resistant Valve Button                   Shirley R. Frahm           5-6-2016
                                                                                            &
                                                                                            Carl E. Frahm

221/094           D-401,859     12-01-98     Bottle (Grupo Seser)                           B. Joseph Rokus            9-26-2016

                  D-353,367     12-31-94     Male Connector for Surface Mounting            Kiyoshi Sato               12-13-2011

                  4,181,143     1-1-80       Valve Assembly and Coupler Therefor            Merton R. Fallon           expired

                  D-325,608     4-21-92      Exercise Chair                                 Don D. Anderson            4-21-2009

                  D-325,051     3-31-92      Guide for Carrying Out Word Games              Ralph E. Dean              3-31-2009

                  3,926,322     12-16-75     Apparatus for Removing Containers from         Billy Joe Scott
                                             Packages

                SN              09-06-94     Bottle Carrier Device
                08/302,225
                replaces
                08/044,270

                SN              03-15-94     Bottle Carrier Device (Design)
                23/019,939

                SN              11-03-93     Bottle Valve Assembly W/security Seal
                08/151,725

- --------
* Canada combines Doc. #203/035 & 203/036 into one patent Doc. #203/036

                    PATENT       ISSUE
                      OR           OR
 DOCKET             SERIAL       FILING                                                     FIRST
    #                  #          DATE                  TITLE                              INVENTOR                     EXPIRES
   ---                --          ----                  -----                              --------                     -------
185/020           4,962,872     10-16-90     CONTAINER CLOSURE DEVICE-                      BERNARD                    10/16/07
                                             ROTARY VALVE                                   STRONG

200/126            D360,362     03-15-94     BOTTLE CARRIER DEVICE (Design)                 BERNARD
                                                                                            STRONG

204/097           5,445,298     11-03-93     BOTTLE VALVE ASSEMBLY                          BERNARD
                                             W/SECURITY SEAL                                STRONG

209/159           5,441,320     09-06-94     BOTTLE CARRIER DEVICE                          BERNARD
                                                                                            STRONG

213/097           5,570,818     11-05-96     VALVE ASSEMBLY W/SECURITY                      BERNARD
                                             SEAL                                           STRONG

                    4924770     5-15-90      PORTABLE, AUTOMATIC JUICE                      ASSIGNED TO                Expired
                                             EXTRACTION MACHINE                             JUICE TREE                 because of
                                                                                                                       failure to
                                                                                                                       pay
                                                                                                                       maintenance
                                                                                                                       fee

Claims of Infringement

Continental Plastic
Containers LLC          Continental Plastic Containers LLC may be subject to a
                        renewed counterclaim by Owens Illinois, Inc. with respect to Case 95C4670 in the U.S. District Court for the Northern District of Illinois, in which Owens
                        Illinois alleged infringement of a composition patent, owned by Owens Illinois and said to be infringed by the composition of plastic bottles of Continental Plastic
                        Containers LLC Counsel to Owens Illinois has indicated that it is interested in discussing settlement terms with Suiza Packaging with respect to the claim. These potential settlement talks follow the issuance of a "Notice of Intent to Issue Reexamination Certificate" by the U.S. Patent Office which withdrew the U.S. PTO's previous rejections of the patent. Suiza Packaging has been advised that a formal Certificate of Re-examination may be issued in the near future.

                                                                         ANNEX F
                                                                              TO
                                                              SECURITY AGREEMENT

                           SCHEDULE OF COPYRIGHTS AND
                             COPYRIGHT APPLICATIONS

                                      None

                       CONTINENTAL PLASTIC CONTAINERS LLC
              ISSUED UNITED STATES PATENTS AND DESIGN APPLICATIONS

                         I. ISSUED UNITED STATES PATENTS

    File No.                 Inventor             Patent No.                     Title                         Issue Date
(1) C37 99              Roth                      3,923,190          Plastic Containers Having                  12/02/75
EXPIRED                                                              Improved Physical Properties
                                                                     Fabricated from a Composite Billet

(2) C37-96              Szatkowski                3,943,212          Method for Sinter Molding Plastic          03/09/76
EXPIRED                                                              Articles

(3) C37-97              Hexel                     3,944,124          Plastic Containers                         03/16/76
EXPIRED

(4) C31 -16a            Szatkowski                3,947,165          Apparatus for Making Tubular               03/30/76
EXPIRED                                                              Containers

(5) C37-18              Nutting                   4,005,966          Blow Molding Machine                       02/01/77
EXPIRED

(6) C37-95              Erlandson et al.          4,009,234          Method for High Speed Sinter               02/22/77
EXPIRED                                                              Molding

(7) C37-98              Jones                     4,014,723          Composite Containers                       03/29/77
EXPIRED

(8) C37-17              Hellmer                   4,080,146          Segmented Blow Molds                       03/21/78
EXPIRED

(9) C37-100             Boni                      4,102,974          Polyolefin Containers Having               07/25/78
                                                                     Improved Gas Barrier Properties

(10) C37-20             Cary                      4,119,394          Apparatus for Forming an End               10/10/78
                                                                     Finish on a Hollow Article

(11) C37-99a            Roth                      4,120,932          Method of Fabricating Plastic              10/17/78
                                                                     Containers Having Reduced Gas
                                                                     Permeability from a Composite
                                                                     Billet

(12) C37-103            Vrcelj                    4,122,147          Method of Making Multilayer                10/24/78
                                                                     Containers

(13) C37-101            Gordon                    4,150,747          Composite Can                              04/24/79

(14)C37-102             Cornell                   4,151,136          Acid Reactable Inorganic Mineral           04/24/79
                                                                     Fillers Having Improved
                                                                     Compatibility with Polyolefin
                                                                     Resins

(15)C37-19              Kinsley                   4,178,146          Mold Having Cutter Means                   12/11/79

    File No.                 Inventor             Patent No.                     Title                         Issue Date
(16)C37-107             Miller                    4,206,628          Press with Hydraulic Load                  06/10/80
                                                                     Transferring Mechanism

(17) C37-105            Miller                    4,210,013          Press with Load Transfer                   07/01/80
                                                                     Mechanism

(18) C37-106            Cornell                   4,210,573          Polyilefin Containers Having               07/01/80
                                                                     Improved Gas Barrier Properties

(19) C37-108            Miller                    4,212,185          Hydraulic Press System                     07/15/80

(20) C37-109            Miller                    4,258,562          Press Structure Having Shiftable           03/31/81
                                                                     Stop

(21) C37-104            Beaver                    Des. 258,802       Bottle or Similar Article                  04/07/81
EXPIRED

(22) C37-24             Hellmer                   4,355,967          Label Applying Device                      10/26/82

(23) C37-23             Hellmer                   4,359,314          Transfer Device for Applying               11/16/82
                                                                     Labels to Blow Molds

(24) C37 26             Hellmer et al.            4,397,625          In-Mold Labeller                           08/09/83

(25) C37-111            Hekal                     4,407,429          Cap for and in Combination with a          10/04/83
                                                                     Container

(26) C37-110            Turner                    4,443,401          Apparatus for and Method of                04/17/84
                                                                     Thermoforming Plastic Cans

(27) C37-47             Bartimes et al.           4,479,644          In-Mold Labeller                           10/30/84

(28) C37-112            Ross                      4,498,854          In-Mod Labeller-Dual Parison               02/12/85

(29) C37-28             Szajna                    4,502,607          Bulge Resistant Bottle Bottom              03/05/85

(30) C37-45             Walter                    4,516,684          Resealable Closure                         05/14/85

(31) C37 113            Hekal                     4,536,425          Method for Preparing Polar                 08/20/85
                                                                     Thermoplastic Resin Compositions
                                                                     Having Improved Gas Barrier
                                                                     Properties

(32) C37-42             Blomquist et al.          4,540,460          Slew control Mounting Device for           09/10/85
                                                                     Label Magazine

(33) C37-44             Szajna et al.             4,565,516          Mold for Large Capacity                    01/21/86
                                                                     Containers

(34) C37-46             Szajna                    4,566,509          Closure Unit Including Measuring           01/28/86
                                                                     Cup

(35) C37-35             Beaver et al.             Des. 282,433       Container Body for Liquids and the         02/04/86
                                                                     Like

    File No.                 Inventor             Patent No.                     Title                         Issue Date
(36) C37-30             Beaver et al.             Des. 282,631       Container Body for Liquids and             02/18/86
                                                                     the Like

(37) C37-31             Beaver et al.             Des. 282,632       Container Body for Liquids and the         02/18/86
                                                                     Like

(38) C37-38             Beaver et al.             Des. 282,633       Container Body for Liquids and the         02/18/86
                                                                     Like

(39) C37-36             Beaver et al.             Des. 282,634       Container Body for Liquids and the         02/18/86
                                                                     Like

(40) C37-39             Beaver et al.             Des. 282,635       Container Body for Liquids and the         02/18/86
                                                                     Like

(41) C37-40             Beaver et al.             Des. 282,636       Container Body for Liquids and the         02/18/86
                                                                     Like

(42) C37-41             Beaver et al.             Des. 282,637       Container Body for Liquids and the         02/18/86
                                                                     Like

(43) C37-32             Beaver et al.             Des. 282,638       Container Body for Liquids and             02/18/86
                                                                     the Like

(44) C37-33             Beaver et al.             Des. 282,639       Container Body for Liquids and             02/18/86
                                                                     the Like

(45) C37-34             Beaver et al.             Des. 282,640       Container Body for Liquids and             02/18/86
                                                                     the Like

(46) C37-37             Beaver et al.             Des. 282,641       Container Body for Liquids and             02/18/86
                                                                     the Like

(47) C37-114            Hellmer et al.            4,605,368          Swivel Hose Connection and                 08/12/86
                                                                     Adjustable Mounting of Support
                                                                     Member for Cam Follower and
                                                                     Swivels

(48) C37-51             Hellmer                   4,626,190          Retention Mechanism for a Split            12/02/86
                                                                     Mold Carrier and Cam for
                                                                     Actuating the Same

(49) C37-27             Bartimes et al.           4,637,600          Label Separator                            01/20/87

(50) C37-22             Windstrup et al.          4,650,412          Blow Molding Machine                       03/17/87

(51) C37-48             Conrad                    Des. 290,228       Bottle or the Like                         06/09/87

(52) C37-49             Conrad                    Des. 293,210       Bottle or the Like                         12/15/87

(53) C37-65             Dezio et al               4,756,857          Process of Applying a Top Element          07/12/88
                                                                     to a Container Utilizing a Hot Melt
                                                                     Material

    File No.                 Inventor             Patent No.                     Title                         Issue Date
(54) C37-55             Beaver                    Des. 301,306       Container Body for Liquids and the         05/30/89
                                                                     Like

(55) C37-53             Beaver                    Des. 303,628       Container Body for Liquids and the         09/26/89
                                                                     Like

(56) C37-63             Guss et al.               4,863,071          Pump and Container Assembly                10/05/89

(57) C37-43             Blomquist                 4,878,823          Apparatus for Applying a Label for         11/07/89
                                                                     an Open Mold Half

(58) C37-56             Beaver                    Des. 304,423       Container Body for Liquids or the          11/07/89
                                                                     Like

(59) C37-115            Beaver                    Des. 309,100       Container Body for Liquids or the          07/10/90
                                                                     Like

(60) C37-64             Chemler                   Des. 309,259       Container Body for Liquids or the          07/17/90
                                                                     Like

(61) C37-67             Magly                     4,948,001          Interrupted Threads on a Plastic           08/14/90
                                                                     Bottle Finish

(62) C37-60             Colby                     4,986,466          Box and Blank for Forming Same             01/22/91

(63) C37-59             Weissenstein et al.       4,990,382          Plastic Container with Glass-Like          02/05/91
                                                                     Appearance, Parison for and
                                                                     Method of Making Same

(64) C37-52             Hellmer et al.            4,991,695          Hydraulic Brake System for a               02/12/91
                                                                     Large Rotating Mass

(65) C37-75             Bloomquist                5,192,007          Valve Assembly for Inverted                03/09/93
                                                                     Dispensing from a Container With
                                                                     a Pump

(66) C37-74             Bartimes et al.           5,198,247          In-Mold Labellers for a Dual               03/30/93
                                                                     Cavity Mold

(67) C37-70             Bartimes et al.           5,215,694          Method of Forming a Container              06/01/93
                                                                     with Dripless Spout

(68) C37-72             Bartimes                  5,246,146          Pump Replacement Assembly                  09/21/93

(69) C37-70a            Bartimes et al.           5,330,083          Container with Dripless Spout and          07/19/94
                                                                     Method of Forming Same

(70) C37-93             Beaver et al.             Des. 352,905       Juice Container                            11/29/94

(71) C37-94             Beaver                    Des. 353,542       Exterior Surface of a Sidewall for a       12/20/94
                                                                     Container

(72) C37-116            Foss et al.               5,392,950          Plastic Container with a                   02/28/95
                                                                     Completely Sealed Handle

    File No.                 Inventor             Patent No.                     Title                         Issue Date
(73) C37-131            Beaver                    Des. 357,631       Exterior Surface of a Container            04/25/95
                                                                     Sidewall

(74) C37-119            Beaver                    Des. 358,992       Exterior Surface of a Container            06/06/95
                                                                     Sidewall

(75) C37-132            Beaver                    Des. 359,689       Exterior Surface of a Container            06/27/95
                                                                     Sidewall

(76) C37-92             Beaver                    Des. 370,850       Exterior Surface of a Container            06/18/96
                                                                     Sidewall

(77) C37-140            Beaver                    Des. 376,100       Tube Dispenser                             12/03/96

(78) C37-146            Beaver                    Des. 378,274       Partial Exterior Surface of a              03/04/97
                                                                     Container Sidewall

(79) C37-150            Beaver                    Des. 379,308       Exterior Surface of a Container            05/20/97
                                                                     Sidewall

(80) C37-160            Beaver                    Des. 379,590       Exterior Surface of a Container            06/03/97
                                                                     Sidewall

(81) C37-149            Beaver                    Des. 382,204       Exterior Surface of a Container            08/12/97
                                                                     Sidewall

(82) C37-151            Beaver                    Des. 383,391       Exterior Surface of a Container            09/09/97
                                                                     Sidewall

(83) C37-141            Beaver                    Des. 386,679       Container                                  11/25/97

(84) C37-129            Fehn                      5,693,283          Container with Recycled Plastic            12/02/97

(85) C37-151a           Beaver                    Des. 387,669       Exterior Surface of a Container            12/16/97
                                                                     Sidewall

(86) C37-125            Beaver                    5,702,033          Adjoined Dual Tube Dispenser               12/30/97

(87) C37-157            Fehn                      5,814,383          Containers with Improved Crease-           09/29/98
                                                                     Crack Resistance

(88)                    Beck                      4,550,043          Preform with internal barrier and          10/29/85
                                                                     internal layer of high thermal
                                                                     stability and products made from
                                                                     the same

                  II. UNITED STATES DESIGN PATENT APPLICATIONS

    File No.                 Inventor             Patent No.                     Title                         Issue Date
(89) C37-144            Fehn                                         Partial Exterior Surface of a              12/21/95
                                                                     Container Sidewall

(90) C37-154            Beaver                                       Exterior Surface of a Container            12/21/95
                                                                     Sidewall

      o Lease and License Agreement by and between CAP SNAP CO., a California corporation and Franklin Plastics, Inc., dated September 24, 1996.

      o License Agreement by and between CPCI and Toyo Saken Kaisha dated March 1, 1995.

      o Rostan Acquisition Corp. holds U.S. Patent Number Des. 304,906 regarding a 24-oz. syrup container filed 10/24/86, effective for a term of 14 years.

                Agreement Regarding Securities, Limited Liability
                   Company Interests and Partnership Interests

      AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), dated as of July 1, 1999, among each of the undersigned pledgers (each a "Pledgor" and, collectively, the "Pledgors"), Bankers Trust Company, not in its individual capacity but solely as Collateral Agent (the "Pledgee"), and Consolidated Container Company LLC, as the issuer of the Uncertificated Securities, Limited Liability Company Interests and/or Partnership Interests (each as defined below) (the "Issuer").

                              W I T N E S S E T H:

      WHEREAS, each Pledgor and the Pledgee are entering into Pledge Agreement, dated as of July 1, 1999 (as amended, amended and restated, modified or supplemented from time to time, the "Pledge Agreement"), under which, among other things, in order to secure the payment of the Obligations (as defined in the Pledge Agreement), each Pledgor will pledge to the Pledgee for the benefit of the Secured Creditors (as defined in the Pledge Agreement), and grant a security interest in favor of the Pledgee for the benefit of the Secured Creditors in, all of the right, title and interest of such Pledgor in and to any and all (1) Uncertificated securities" (as defined in Section 8-102(a)(18) of the Uniform Commercial Code, as adopted in the State of New York) ("Uncertificated Securities"), (2) Partnership Interests (as defined in the Pledge Agreement) and (3) Limited Liability Company Interests (as defined in the Pledge Agreement), in each case issued from time to time by the Issuer, whether now existing or hereafter from time to time acquired by such Pledgor (with all of such Uncertificated Securities, Partnership Interests and Limited Liability Company Interests being herein collectively called the "Issuer Pledged Interests"); and

      WHEREAS, each Pledgor desires the Issuer to enter into this Agreement in order to perfect the security interest of the Pledgee under the Pledge Agreement in the Issuer Pledged Interests, to vest in the Pledgee control of the Issuer Pledge Interests and to provide for the rights of the parties under this Agreement;

      NOW THEREFORE, in consideration of the premises and the mutual promises and agreements contained herein and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Each Pledgor hereby irrevocably authorizes and directs the Issuer, and the Issuer hereby agrees, to comply with any and all instructions and orders originated by the Pledgee (and its successors and assigns) regarding any and all of the Issuer Pledged Interests without the further consent by the registered owner (including the respective Pledgor), and not to comply with any instructions or orders regarding any or all of the Issuer Pledged Interests originated by any person or entity other than the Pledgee (and its successors and assigns) or a court of competent jurisdiction.

      2. The Issuer hereby certifies that (it) no notice of any security interest, lien or other encumbrance or claim affecting the Issuer Pledged Interests (other than the security interest of the Pledgee) has been received by it, and (ii) the security interest of the Pledgee in the Issuer Pledged Interests has been registered in the books and records of the Issuer.

      3. The Issuer hereby represents and warrants that (i) the pledge by the Pledgors of, and the granting by the Pledgors of a security interest in, the Issuer Pledged Interests to the Pledgee, for the benefit of the Secured Creditors, does not violate the charter, by-laws, partnership agreement, membership agreement or any other agreement governing the Issuer or the Issuer Pledged Interests, and (ii) if the Issuer is a corporation, the Issuer Pledged Interests are fully paid and nonassessable.

      4. All notices, statements of accounts, reports, prospectuses, financial statements and other communications to be sent to any Pledgor by the Issuer in respect of the Issuer will also be sent to the Pledgee at the following address:

                  Bankers Trust Company
                  130 Liberty Street
                  New York, New York 10006

                  Attention Patsy Hogan
                  Tel: (212) 250-5175
                  Fax: (212) 250-7218

      5. Except as expressly provided otherwise in Section 4, all notices, instructions, orders and communications hereunder shall be sent or delivered by mail, telex, telecopy or overnight courier service and all such notices and communications shall, when mailed, telexed, telecopied or sent by overnight courier, be effective when deposited in the mails or delivered to the overnight courier, prepaid and properly addressed for delivery on such or the next Business Day, or sent by telex or telecopier, except that notices and communications to the Pledgee shall not be effective until received by the Pledgee. All notices and other communications shall be in writing and addressed as follows:

         (a)      if to any Pledgor, at:

                  Consolidated Container Company, LLC
                  2515 McKinney Avenue
                  Suite 850, Lock Box 14
                  Dallas, Texas 75201

                  Attention: Timothy Brasher
                  Telephone No.: (214) 303-3400
                  Telecopier No.: (214) 303-3499

         (b)      if to the Pledgee, at:

                  Bankers Trust Company
                  130 Liberty Street
                  New York, New York 10006

                  Attention: Patsy Hogan
                  Tel: (212) 250-5175
                  Fax: (212) 250-7218

         (c)      if to the Issuer, at:

                  2515 McKinney Avenue
                  Suite 850, Lock Box 14
                  Dallas, Texas 75201

                  Attention: Timothy Brasher
                  Telephone No.: (214) 303-3400
                  Telecopier No.: (214) 303-3499

or at such other address as shall have been furnished in writing by any Person described above to the party required to give notice hereunder. As used in this
Section 6, "Business Day" means any day other than a Saturday, Sunday, or other day on which banks in New York are authorized to remain closed.

      6. This Agreement shall be binding upon the successors and assigns of each Pledgor and the Issuer and shall inure to the benefit of and be enforceable by the Pledgee and its successors and assigns. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument. In the event that any provision of this Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto. None of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever except in writing signed by the Pledgee, the Issuer and any Pledgor which at such time owns any Issuer Pledged Interests.

      7. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      IN WITNESS WHEREOF, each Pledgor, the Pledgee and the Issuer have caused this Agreement to be executed by their duly elected oficers duly authorized as of the date first above written.


ADDRESS:                             CONSOLIDATED CONTAINER COMPANY
                                     LLC

2515 McKinney Avenue
Suite 850, Lock Box 14
Dallas, Texas 75201                  By:
                                         ------------------------------------
                                         Name:
Telephone No.: (214) 303-3400            Title:
Facsimile No.: (214) 303-3499
Attention: Timoty Brasher


2515 McKinney Avenue                 By: Consolidated Container Holdings LLC,
Suite 850, Lock Box 14                   as its Sole Member and Manager
Dallas, Texas 75201


Telephone No.: (214) 303-3400        By:
Facsimile No.: (214) 303-3499            ------------------------------------
Attention: Timothy Brasher               Name:
                                         Title:


ADDRESS:                             REID PLASTICS GROUP LLC


2515 McKinney Avenue                 By: Consolidated Container Company LLC,
Suite 850, Lock Box 14                   as its Sole Member and Manager
Dallas, Texas 75201


                                     By: Consolidated Container Holdings LLC,
Telephone No.: (214) 303-3400            as its Sole Member and Manager
Facsimile No.: (214) 303-3499
Attention: Timothy Brasher
                                     By:
                                         -------------------------------------
                                         Name:
                                         Title:

ADDRESS:                             CONSOLIDATED CONTAINER  CAPITAL,
                                     INC.

2515 McKinney Avenue
Suite 850, Lock Box 14
Dallas, Texas 75201                  By:
                                         ------------------------------------
                                         Name:
Telephone No.: (214) 303-3400            Title:
Facsimile No.: (214) 303-3499
Attention: Timoty Brasher


ADDRESS:                             PLASTIC CONTAINERS LLC

2515 McKinney Avenue                 By: Consolidated Container Company LLC,
Suite 850, Lock Box 14                   as its Sole Member and Manager
Dallas, Texas 75201
                                     By: Consolidated Container Holdings LLC,
                                         as its Sole Member and Manager

Telephone No.: (214) 303-3400        By:
Facsimile No.: (214) 303-3499            ------------------------------------
Attention: Timothy Brasher               Name:
                                         Title:


ADDRESS:                             CONTINENTAL PLASTIC CONTAINERS
                                     LLC

2515 McKinney Avenue
Suite 850, Lock Box 14                By: Plastic Containers LLC,
Dallas, Texas 75201                       as its Sole Member and Manager


Telephone No.: (214) 303-3400         By: Consolidated Container Company LLC,
Facsimile No.: (214) 303-3499             as its Sole Member and Manager
Attention: Timothy Brasher

                                      By: Consolidated Container Company LLC,
                                          as its Sole Member and Manager


                                     By:
                                         -------------------------------------
                                         Name:
                                         Title:

ADDRESS:                             CONSOLIDATED CARIBBEAN
                                     CONTAINERS, INC.

2515 McKinney Avenue
Suite 850, Lock Box 14
Dallas, Texas 75201

                                     By:
Telephone No.: (214) 303-3400            ------------------------------------
Facsimile No.: (214) 303-3499            Name:
Attention: Timothy Brasher               Title:


ADDRESS:                             CONSOLIDATED CONTAINER COMPANY LLC,
                                     as Issuer

2515 McKinney Avenue
Suite 850, Lock Box 14                By: Consolidated Container Company LLC,
Dallas, Texas 75201                       as its Sole Member and Manager


Telephone No.: (214) 303-3400
Facsimile No.: (214) 303-3499         By:
Attention: Timothy Brasher               -------------------------------------
                                         Name:
                                         Title:

BANKERS TRUST COMPANY, not in
its individual capacity but solely as
Collateral Agent and Pledgee


By:
    -----------------------------------
    Name:
    Title:


By:
    -----------------------------------
    Name:
    Title:

                                                                        ANNEX G
                                                                             TO
                                                             SECURITY AGREEMENT

                ASSIGNMENT OF SECURITY INTEREST IN UNITED STATES
                                   TRADEMARKS

      FOR GOOD AND VALUABLE CONSIDERATION, the sufficiency and receipt of which are hereby acknowledged, [_________________], a [State] [corporation/limited liability company] (the"Assignor") with principal offices at , hereby assigns and grants to BANKERS TRUST COMPANY, as Collateral Agent, with principal offices at 130 Liberty Street, New York, New York 10006 (the "Assignee"), a security interest in (i) all of Assignor's right, title and interest in and to Assignor's trademarks, trademark registrations, and trademark applications more particularly set forth on Schedule A attached hereto (the "Marks"), and all renewals thereof, together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) of the Marks, (iii) the goodwill of the business(es) with which the Marks are associated and (iv) all causes of action arising prior to or after the date hereof for infringement of any of the Marks or unfair competition regarding the same.

      This ASSIGNMENT OF SECURITY INTEREST is made to secure the satisfactory performance and payment of all the Obligations of the Assignor, as such term is defined in the Security Agreement among the Assignor, the other assignors from time to time party thereto and the Assignee, dated as of July 1, 1999 (as amended from time to time, the "Security Agreement") and shall be effective as of the date of the Security Agreement. Upon the termination of the Security Agreement pursuant to Section 10.9(a) of the Security Agreement, the Assignee shall, upon satisfaction, execute, acknowledge, and deliver to the Assignor an instrument in writing releasing the security interest in the Marks acquired under this Assignment of Security Interest.

      This Assignment of Security Interest has been granted in conjunction with the security interest granted to Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment of Security Interest are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                    *   *   *

      IN WITNESS WHEREOF, the undersigned have executed this Assignment of Security Interest as of the day of June, 1999.


[_____________________________]
as Assignor


By:
   ------------------------------
   Name:
   Title:

BANKERS TRUST COMPANY,
 as Assignee


By:
   -------------------------------
   Name:
   Title:

STATE OF NEW YORK                   )
                           ) ss. :
COUNTY OF NEW YORK                  )

      On this __ day of June, 1999, before me personally came ________________ who, being duly sworn, did depose and say that he is _____________________________ of [____________________] that he is authorized to execute the foregoing Assignment of Security Interest on behalf of said [corporation/limited liability company] and that he did so by authority of the Board of Directors of said [corporation/limited liability company].


      __________________________

         Notary Public

STATE OF NEW YORK                   )
                           ) ss. :
COUNTY OF NEW YORK                  )

      On this __ day of June, 1999, before me personally came ________________ who, being duly sworn, did depose and say that he is _____________________________ of Bankers Trust Company, that he is authorized to execute the foregoing Assignment of Security Interest on behalf of said [corporation/limited liability company] and that he did so by authority of the Board of Directors of said [corporation/limited liability company].


      __________________________

         Notary Public

                                   TRADEMARKS

     Trademark        Registration/Serial Number        Registration/Filing Date
     ---------        --------------------------        ------------------------

[To be provided by the Borrower]

                                                                         ANNEX H
                                                                              TO
                                                              SECURITY AGREEMENT

                         ASSIGNMENT OF SECURITY INTEREST
                            IN UNITED STATES PATENTS

      FOR GOOD AND VALUABLE CONSIDERATION, receipt and sufficiency of which are hereby acknowledged, [______________] a [State] [corporation] [limited liability company] ("the Assignor") having its chief executive office at 2515 McKinney Avenue, Suite 850, Lock Box 14, Dallas, Texas 75201, hereby assigns and grants to BANKERS TRUST COMPANY, as Collateral Agent, with principal offices at 130 Liberty Street, New York, New York 10006 (the "Assignee"), a security interest in all of the Assignor's rights, title and interest in and to the United States patents and patent applications (the "Patents") set forth on Schedule A attached hereto, in each case together with (ii) all Proceeds (as such term is defined in the Security Agreement referred to below) and products of the Patents, (iii) all causes of action arising prior to or after the date hereof for infringement of any of the Patents or unfair competition regarding the same.

      THIS ASSIGNMENT OF SECURITY INTEREST is made to secure the satisfactory performance and payment of all the Obligations of the Assignor, as such term is defined in the Security Agreement among the Assignor, the other assignors from time to time party thereto and the Assignee, dated as of July 1, 1999 (as amended from time to time, the "Security Agreement"). Upon termination of the Security Agreement pursuant to Section 10 9(a) thereof, the Assignee shall, upon such satisfaction, execute, acknowledge, and deliver to the Assignor an instrument in writing releasing the security interest in the Patents acquired under this Assignment.

      This Assignment has been granted in conjunction with the security interest granted to the Assignee under the Security Agreement. The rights and remedies of the Assignee with respect to the security interest granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference. In the event that any provisions of this Assignment are deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall govern.

                                    *   *   *

      IN WITNESS WHEREOF, the undersigned have exxecuted this Assignment of Security Interest as of the first day of July, 1999.



[______________________________________]
as Assignor



By:
     ------------------------------------
     Name:
     Title:

BANKERS TRUST COMPANY
as Assignee


By:
     --------------------------------------
     Name:
     Title:

STATE OF NEW YORK                   )
                           ) ss.:
COUNTY OF NEW YORK                  )

      On this __ day of July, 1999, before me personally came ________________ who, being by me duly sworn, did state as follows: that [s]he is _______________________, that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

_____________________
Notary Public

STATE OF NEW YORK                   )
                           ) ss.:
COUNTY OF NEW YORK                  )

      On this ___ day of July, 1999, before me personally came _______________ who, being by me duly sworn, did state as follows: that [s]he is _______________________ of Bankers Trust Company, that [s]he is authorized to execute the foregoing Assignment on behalf of said corporation and that [s]he did so by authority of the Board of Directors of said corporation.

__________________
Notary Public

                                                                      SCHEDULE A

                                  U.S. PATENTS


      NAME OF                       PATENT                        ISSUE
      PATENT                        NUMBER                         DATE
      ------                        ------                         ----


                                      -41-